    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 1998


                                                REGISTRATION STATEMENT 333-35159
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                         POST-EFFECTIVE AMENDMENT NO. 3

                                       TO
                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                               ------------------

A.  Exact name of Trust: KILICO VARIABLE SEPARATE ACCOUNT-2

B.  Name of depositor: KEMPER INVESTORS LIFE INSURANCE COMPANY

C.  Complete address of depositor's principal executive offices:
    1 Kemper Drive
    Long Grove, Illinois 60049

D.  Name and complete address of agent for service:

                               DEBRA P. REZABEK, ESQ.
                       Kemper Investors Life Insurance Company
                                   1 Kemper Drive
                             Long Grove, Illinois 60049

                                     Copies To:

                FRANK J. JULIAN, ESQ.                                   JOAN E. BOROS, ESQ.
       Kemper Investors Life Insurance Company                           Jorden Burt Boros
                   1 Kemper Drive                                Cicchetti Berenson & Johnson, LLP
             Long Grove, Illinois 60049                         1025 Thomas Jefferson Street, N.W.
                                                                            Suite 400 E
                                                                      Washington, D.C. 20007

     It is proposed that this filing will become effective (check appropriate box):


[X] Immediately upon filing pursuant to paragraph (b), or



[ ] 60 days after filing pursuant to paragraph (a)(1), or

[ ] on (date) pursuant to paragraph (b), or

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

     If appropriate, check the following box:

       [ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.

     E.  Title of securities being registered:

               Units of Interests in the Separate Account under Flexible Premium Variable Life Insurance Policies (Individual Life and Survivorship).

     F.  Approximate date of proposed public offering:

               Continuous.

     [ ] Check box if it is proposed that this filing will become effective on
(date) at (time) pursuant to Rule 487.
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--------------------------------------------------------------------------------

     THIS AMENDMENT TO THE REGISTRATION STATEMENT ON FORM S-6 (THE "REGISTRATION STATEMENT") IS BEING FILED PURSUANT TO RULE 485(b) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, TO AMEND THE PROSPECTUS CONTAINED IN POST-EFFECTIVE AMENDMENT NO. 2 FILED ON AUGUST 25, 1998, PURSUANT TO RULE 485(a). THIS AMENDMENT RELATES ONLY TO THAT PARTICULAR PROSPECTUS AND RELATED EXHIBITS AND DOES NOT OTHERWISE DELETE, AMEND, OR SUPERSEDE ANY INFORMATION CONTAINED IN THE REGISTRATION STATEMENT.

                         RECONCILIATION AND TIE BETWEEN
                    ITEMS IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO.            CAPTION IN PROSPECTUS
--------            ---------------------
   1.               Cover Page
   2.               Cover Page
   3.               Not Applicable
   4.               Distribution of Policies
   5.               KILICO and the Separate Account; State Regulation of KILICO
   6.               KILICO and the Separate Account
   7.               Not Applicable
   8.               Experts
   9.               Legal Proceedings; Legal Matters
  10.               KILICO and the Separate Account; The Funds; The Policy;
                    Policy Benefits and Rights; General Provisions; Voting
                    Interests; Dollar Cost Averaging; Systematic Withdrawal
                    Plan; Federal Tax Matters
  11.               Cover Page; Summary; KILICO and the Separate Account; The
                    Funds
  12.               Not Applicable
  13.               Charges and Deductions
  14.               The Policy
  15.               The Policy; Policy Benefits and Rights
  16.               Summary; The Policy
  17.               The Policy; Policy Benefits and Rights
  18.               The Funds
  19.               General Provisions
  20.               The Funds; General Provisions
  21.               Policy Benefits and Rights
  22.               Not Applicable
  23.               Not Applicable
  24.               General Provisions
  25.               KILICO and the Separate Account
  26.               Not Applicable
  27.               KILICO and the Separate Account
  28.               Directors and Officers of KILICO
  29.               KILICO and the Separate Account
  30.               Not Applicable
  31.               Not Applicable
  32.               Not Applicable
  33.               Not Applicable
  34.               Not Applicable
  35.               KILICO and the Separate Account; Distribution of Policies
  36.               Not Applicable
  37.               Not Applicable
  38.               Distribution of Policies
  39.               KILICO and the Separate Account; Distribution of Policies
  40.               Not Applicable
  41.               KILICO and the Separate Account; Distribution of Policies
  42.               Not Applicable
  43.               Not Applicable
  44.               KILICO and the Separate Account; Charges and Deductions
  45.               Not Applicable
  46.               The Policy; Policy Benefits and Rights; Charges and
                    Deductions
  47.               Summary; KILICO and the Separate Account; The Policy
  48.               Not Applicable

ITEM NO.            CAPTION IN PROSPECTUS
--------            ---------------------
  49.               Not Applicable
  50.               Not Applicable
  51.               Cover Page; Summary; KILICO and the Separate Account; The
                    Policy; Policy Benefits and Rights; Charges and Deductions;
                    General Provisions; Distribution of Policies
  52.               Summary; KILICO and the Separate Account; The Funds; General
                    Provisions
  53.               Federal Tax Matters
  54.               Not Applicable
  55.               Not Applicable
  56.               Not Applicable
  57.               Not Applicable
  58.               Not Applicable
  59.               Financial Statements

                         PROSPECTUS--            , 1998
--------------------------------------------------------------------------------

                           FLEXIBLE PREMIUM VARIABLE
                             LIFE INSURANCE POLICY
                       (INDIVIDUAL LIFE AND SURVIVORSHIP)
--------------------------------------------------------------------------------

                                   ISSUED BY
                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                 THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT-2

  HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049       (847) 550-5500

     This Prospectus describes variable life insurance policies (the "Policy" or "Policies") offered by Kemper Investors Life Insurance Company ("KILICO") which provide insurance coverage on either the life of one Insured ("Individual Policy") or two Insureds ("Survivorship Policy"). The Survivorship Policy provides life insurance with the Death Benefit payable on the second death as long as the Policy is in force. Premiums under the Policy are flexible, subject to certain restrictions. The Death Benefit and Cash Value of the Policy may vary to reflect the investment experience of the KILICO Variable Separate Account-2 (the "Separate Account").

     An Owner may allocate premiums under a Policy to one or more of the Subaccounts of the Separate Account and the Fixed Account. Each Subaccount invests in shares of one portfolio of an underlying mutual fund. The Funds and the portfolios of the Funds (the "Portfolios") currently available under the Policy are: (a) Evergreen Variable Annuity Trust (Portfolios--Evergreen VA Fund, Evergreen VA Growth and Income Fund, Evergreen VA Foundation Fund, Evergreen VA Global Leaders Fund, Evergreen VA Strategic Income Fund, Evergreen VA Aggressive Growth Fund, Evergreen VA Small Cap Equity Income Fund, and Evergreen VA International Growth Fund); (b) Goldman Sachs Variable Insurance Trust (Portfolios--Goldman Sachs International Equity Fund and Goldman Sachs Global Income Fund); (c) Morgan Stanley Universal Funds, Inc. (Portfolios--High Yield Portfolio and U.S. Real Estate Portfolio); (d) Fidelity's Variable Insurance Products Fund ("VIP") (Portfolios--Money Market Portfolio and Overseas Portfolio); and (e) Fidelity's Variable Insurance Products Fund II ("VIP II") (Portfolios--Contrafund Portfolio and Index 500 Portfolio). The accompanying prospectuses for the Funds describe the investment objectives and the attendant risks of the Portfolios. The Cash Value in the Fixed Account will accrue interest at a fixed rate declared periodically by KILICO that is guaranteed never to be less than an effective annual yield of 3%.

     The Policy meets the definition of "life insurance" under Section 7702 of the Internal Revenue Code. The Policy may be issued as or become a modified endowment contract under Section 7702A of the Internal Revenue Code. For a Policy treated as a modified endowment contract, certain distributions will be includable in gross income for Federal income tax purposes. See "Federal Tax Matters" for a discussion of laws that affect the tax treatment of the Policy.

     The Owner will make two elections to determine the Death Benefit under the Policy. First, the Owner will choose one of two Death Benefit options offered under the Policy. In general, under Option A, the Death Benefit is the Specified Amount stated in the Policy Specifications. Under Option B, the Death Benefit is the Specified Amount stated in the Policy Specifications plus the Cash Value. Second, the Owner will choose the Death Benefit qualification test, which is the method of qualifying the Policy as a life insurance contract for purposes of Federal tax law. The Owner may not change the Death Benefit qualification test once selected, but may, subject to certain restrictions, change from one Death Benefit option to the other after the Policy has been issued. KILICO guarantees that the Death Benefit payable for a Policy will never be less than the Death Benefit stated in the Policy Specifications, less Debt, as long as the Policy is in force. KILICO reserves the right to limit the Death Benefit under certain circumstances. There is no guaranteed Cash Value. If the Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse.

     The Owner may examine the Policy and return it to KILICO for a refund during the Free-Look Period.

     It may not be advantageous to purchase a Policy as a replacement for another type of life insurance policy, or to obtain additional insurance protection if a flexible premium variable life insurance policy is already owned.

     This Prospectus generally describes only that portion of the Policy allocated to the Separate Account. For a brief summary of the Fixed Account option, see "Fixed Account Option."

     THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUSES FOR THE APPLICABLE UNDERLYING FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

     THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND AT THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE (HTTP://WWW.SEC.GOV).


     THE POLICY IS NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, THE DEPOSITORY INSTITUTION, AND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              PAGE
                                                              ----
DEFINITIONS.................................................    3
SUMMARY.....................................................    5
KILICO AND THE SEPARATE ACCOUNT.............................   11
THE FUNDS...................................................   11
FIXED ACCOUNT OPTION........................................   14
THE POLICY..................................................   15
POLICY BENEFITS AND RIGHTS..................................   17
CHARGES AND DEDUCTIONS......................................   23
GENERAL PROVISIONS..........................................   25
DOLLAR COST AVERAGING.......................................   28
SYSTEMATIC WITHDRAWAL PLAN..................................   28
DISTRIBUTION OF POLICIES....................................   29
FEDERAL TAX MATTERS.........................................   29
LEGAL CONSIDERATIONS........................................   33
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS................   33
VOTING INTERESTS............................................   33
STATE REGULATION OF KILICO..................................   34
DIRECTORS AND OFFICERS OF KILICO............................   34
LEGAL MATTERS...............................................   36
LEGAL PROCEEDINGS...........................................   36
YEAR 2000 COMPLIANCE........................................   36
EXPERTS.....................................................   37
REGISTRATION STATEMENT......................................   37
FINANCIAL STATEMENTS........................................   37
CHANGE OF ACCOUNTANTS.......................................   37
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS....................   38
REPORT OF INDEPENDENT AUDITORS..............................   39
APPENDIX A--TABLE OF DEATH BENEFIT FACTORS..................  A-1

                                  DEFINITIONS

     ACCOUNT MAINTENANCE CHARGE--A charge deducted in the calculation of the Accumulation Unit Value for maintaining the Separate Account and Owner records.

     ACCUMULATION UNIT--An accounting unit of measure used to calculate the value of each Subaccount.

     ACCUMULATION UNIT VALUE--The value of a Subaccount measured by that Subaccount's Accumulation Units.

     AGE--An Insured's age on his or her nearest birthday.

     BENEFICIARY--The person to whom the proceeds due on the Insured's (or last surviving Insured's) death are paid. The Owner may designate more than one Beneficiary.

     CASH VALUE--The sum of the value of Policy assets in the Separate Account, Fixed Account and Loan Account.

     DATE OF RECEIPT--The Valuation Date during which a request, form or payment is received at KILICO's Home Office. KILICO is deemed to have received any request, form or payment on the date it is actually received at the Home Office, provided that it is received before the close of the New York Stock Exchange (which is normally 3:00 p.m., Central Time) on any date when the New York Stock Exchange is open for trading. Otherwise, it will be deemed to be received on the next such day.

     DEATH BENEFIT--The amount payable upon the death of the Insured (the last surviving Insured in the case of a Survivorship Policy) while the Policy is in force.

     DEBT--The principal of any outstanding loan, plus any loan interest due or accrued to KILICO.

     FIXED ACCOUNT--The amount of assets held in the General Account attributable to the fixed portion of the Policy.

     FIXED ACCOUNT VALUE--The portion of the Cash Value in the General Account, excluding the Loan Account.

     FREE-LOOK PERIOD--The period of time in which an Owner may cancel the Policy and receive a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner.

     FUNDS--The underlying mutual funds in which the Subaccounts of the Separate Account invest.

     GENERAL ACCOUNT--The assets of KILICO other than those allocated to the Separate Account or any other separate account.

     INSURED(S)--The person(s) whose life/lives is/are covered by the Policy and who is/are named in the Policy Specifications.

     ISSUE DATE--The date shown as such in the Policy Specifications. Incontestability and suicide periods for the initial Specified Amount are measured from the Issue Date.

     LOAN ACCOUNT--The amount of assets transferred from the Separate Account and the Fixed Account and held in the General Account as collateral for Policy Loans.

     MATURITY DATE--The Policy Date anniversary nearest the Insured's (or last surviving Insured's) 100th birthday.

     MONTHLY PROCESSING DATE--The same day in each month as the Policy Date. It is the day from which policy months are determined.

     MORTALITY AND EXPENSE RISK CHARGE--A charge deducted in the calculation of the Accumulation Unit Value for the assumption of mortality risks and expense guarantees.

     NET PREMIUM--The premium paid less the charges deducted from premium as shown in the Policy Specifications.

     OWNER--The person designated on the application who may exercise all rights and privileges under the Policy.

     PLANNED PREMIUM--The scheduled premium specified by the Owner in the application.

     POLICY DATE--The date shown as such in the Policy Specifications. The Policy Date is the date that insurance coverage takes effect subject to any principles of conditional receipt under applicable law and is the date used to determine Policy Years and Monthly Processing Dates.

     POLICY LOAN--The amount of the Cash Value which the Owner has borrowed as a loan. An Owner may borrow up to 90% of the Policy's Cash Value.

     POLICY YEAR--Each year commencing with the Policy Date and each Policy Date anniversary thereafter.

     SEPARATE ACCOUNT--The KILICO Variable Separate Account-2, which was established under Illinois law as a separate investment account of KILICO.

     SEPARATE ACCOUNT VALUE--The portion of the Cash Value in the Subaccount(s).

     SPECIFIED AMOUNT--The amount of insurance chosen by the Owner and used to calculate the Death Benefit. The Specified Amount is shown in the Policy Specifications.

     SUBACCOUNT--A subdivision of the Separate Account.

     SURRENDER VALUE--The Cash Value on the date of surrender minus any Debt.


     TRADE DATE--For Policies issued in those jurisdictions that require a return of initial premium during the Free-Look Period, including Policies which replace an existing insurance policy issued in certain jurisdictions, the Valuation Date which is 30 days following the Issue Date or a later Valuation Date immediately upon the Owner's completion of all requirements for coverage and KILICO's recording the Policy in force.


     VALUATION DATE--Each business day on which valuation of the assets of the Separate Account is required by applicable law, which currently is each day that the New York Stock Exchange is open for trading.

     VALUATION PERIOD--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

                                    SUMMARY

     The following summary should be read in conjunction with the detailed information in this Prospectus. You should refer to the heading "Definitions" for the meaning of certain terms. Variations from the information appearing in this Prospectus due to individual state requirements are described in supplements which are attached to this Prospectus, or in endorsements to the Policy, as appropriate. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force, that there is no indebtedness, and that current Federal income tax laws apply.

     The Owner of a Policy pays a premium for life insurance coverage on the person or persons insured. The Policy is a flexible premium policy, so subject to certain limitations, an Owner may choose the amount and frequency of premium payments. The Policy provides for a Surrender Value which is payable if the Policy is terminated during an Insured's lifetime. The Death Benefit and Cash Value of the Policy may increase or decrease to reflect investment experience. There is no guaranteed Cash Value. If the Surrender Value is insufficient to pay charges under the Policy, the Policy will lapse unless an additional premium payment or loan repayment is made. (See "The Policy--Premiums," "The Policy--Allocation of Premiums and Separate Account Value," "Charges and Deductions," and "Policy Benefits and Rights.")

     Under certain circumstances, a Policy may be issued as or become a modified endowment contract as a result of a material change or reduction in benefits as defined by the Internal Revenue Code. Excess premiums paid may also cause the Policy to become a modified endowment contract. For a Policy treated as a modified endowment contract, certain distributions will be included in the Owner's gross income for purposes of Federal income tax (See "Federal Tax Matters.")

     The purpose of the Policy is to provide insurance protection for the named Beneficiary. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

POLICY BENEFITS

     Cash Value. The Policy provides for a Cash Value. The Cash Value will reflect the amount and frequency of premium payments, the investment experience of the selected Subaccounts, any values in the Fixed Account and Loan Account, and charges imposed in connection with the Policy. The Owner bears the entire investment risk on that portion of the Net Premium and Cash Value allocated to the Separate Account. KILICO does not guarantee a minimum Separate Account Value. (See "Policy Benefits and Rights--Cash Value.")

     An Owner may surrender a Policy at any time and receive the Surrender Value, which equals the Cash Value less any outstanding Debt. Partial withdrawals are also available subject to restrictions. (See "Policy Benefits and Rights--Surrender Privilege.")

     Policy Loans. An Owner may borrow up to 90% of the Policy's Cash Value. (See "Policy Benefits and Rights--Policy Loans.") The minimum amount of a loan is $500. Interest at a rate not to exceed the greater of the interest rate set forth in the Policy and a published monthly average, currently Moody's Corporate Bond Yield Average-Monthly Average Corporates ("Adjustable Loan Interest Rate"), will be charged on outstanding loan amounts.

     When a loan is made, a portion of the Policy's Cash Value equal to the amount of the loan will be transferred from the Separate Account and the Fixed Account (proportionately, unless the Owner requests otherwise) to the Loan Account. Cash Values within the Loan Account will earn interest at a rate equal to Adjustable Loan Interest Rate reduced by not more than 1%. Such earnings will be allocated to the Loan Account. (See "Policy Benefits and Rights--Policy Loans.")

     If the Policy is treated as a modified endowment contract, a loan will be treated as a distribution for Federal income tax purposes and may be subject to tax, withholding and penalties. (See "Federal Tax Matters.")

     Death Benefit. As long as the Policy remains in force, the Policy provides for payment of a Death Benefit upon the death of the Insured (or upon the death of the last surviving Insured if the Policy is issued as a Survivorship Policy). The Owner will make two elections to determine the Death Benefit under the Policy. First, the Owner will choose one of two Death Benefit options. Under Option A, the Death Benefit is the Specified Amount stated in the Policy Specifications. Under Option B, the Death Benefit is the Specified Amount stated in the Policy Specifications plus the Cash Value. In either case, the Death Benefit will not be less than a specified multiple of the Cash Value. KILICO reserves the right to limit the Death Benefit under certain circumstances. Second, the Owner will choose the Death Benefit qualification test, which is the method for qualifying the Policy as a life insurance contract for purposes of Federal tax law. The Owner may not change the Death Benefit qualification test once selected, but may, subject to certain restrictions, change the Death Benefit from Option A to Option B, and vice versa, after the Policy has been issued. The Death Benefit payable will be reduced by any Debt. (See "Policy Benefits and Rights--Death Benefit.")

PREMIUMS

     The Owner has flexibility concerning the amount and frequency of premium payments. At the time of application, the Owner will determine a Planned Premium. However, the Owner will not be required to adhere to the schedule and, subject to certain restrictions, may make premium payments in any amount and at any frequency. The amount, frequency, and period of time over which an Owner pays premiums may affect whether the Policy will be classified as a modified endowment contract. The minimum monthly premium payment is $50. Other minimums apply for other payment modes.

     Payment of the Planned Premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends on the Policy's Surrender Value. (See "The Policy--Premiums.")

THE SEPARATE ACCOUNT

     Allocation of Premiums. The portion of the premium available for allocation equals the premium paid less applicable charges. An Owner indicates in the application for the Policy the percentages of premium to be allocated among sixteen Subaccounts of the Separate Account and the Fixed Account. The Subaccounts each invest in shares of a designated Portfolio of Evergreen Variable Annuity Trust, Goldman Sachs Variable Insurance Trust, Morgan Stanley Universal Funds, Inc., Fidelity's Variable Insurance Products Fund, or Fidelity's Variable Insurance Products Fund II.


     For Policies issued in those jurisdictions that require a return of premium, including Policies which replace an existing insurance policy issued in certain jurisdictions, the initial Net Premium will be allocated to the Fidelity VIP Money Market Subaccount. On the Trade Date, the Separate Account Value in the Fidelity VIP Money Market Subaccount will be allocated among the Subaccounts and the Fixed Account in accordance with the Owner's instructions in the application. For all other jurisdictions, on the Issue Date, the initial Net Premium will generally be allocated to the Subaccounts and the Fixed Account as elected by the Owner in the application for a Policy. (See "The Policy--Policy Issue.")


     Transfers. Separate Account Value may be transferred among the Subaccounts. One transfer of all or part of the Separate Account Value may be made within a fifteen (15) day period. Transfers are also permitted between the Fixed Account and the Subaccounts, subject to restrictions. (See "The Policy--Allocation of Premiums and Separate Account Value.")

THE FUNDS

     The following Portfolios of Evergreen Variable Annuity Trust are currently available for investment by the Separate Account under the Policy:

     Evergreen VA Fund, Evergreen VA Growth and Income Fund, Evergreen VA Foundation Fund, Evergreen VA Global Leaders Fund, Evergreen VA Strategic Income Fund, Evergreen VA Aggressive Growth Fund, Evergreen VA Small Cap Equity Income Fund, and Evergreen VA International Growth Fund.

     The following Portfolios of Goldman Sachs Variable Insurance Trust are currently available for investment by the Separate Account under the Policy:

     Goldman Sachs International Equity Fund and Goldman Sachs Global Income
Fund.

     The following Portfolios of Morgan Stanley Universal Funds, Inc. are currently available for investment by the Separate Account under the Policy:

     High Yield Portfolio and U.S. Real Estate Portfolio.

     The following Portfolios of Fidelity's Variable Insurance Products Fund are currently available for investment by the Separate Account under the Policy:

     Money Market Portfolio and Overseas Portfolio.

     The following Portfolios of Fidelity's Variable Insurance Products Fund II are currently available for investment by the Separate Account under the Policy:

     Contrafund Portfolio and Index 500 Portfolio.

     For a more detailed description of the Funds, see "The Funds," and the Funds' prospectuses and statements of additional information available upon request.

CHARGES

     A state and local premium tax charge equal to the actual state tax rate may be deducted from each premium payment under the Policy prior to allocation of Net Premium. State and local premium tax rates generally range from .50% to 5%. In addition, a charge of 1% of each premium payment (commonly referred to as a deferred acquisition cost tax or DAC Tax) will be deducted to compensate KILICO for higher corporate income tax liability resulting from changes in the tax law made by the Omnibus Budget Reconciliation Act of 1990. (See "Charges and Deductions--Deductions from Premiums.")

     No other charges are currently made from premium or the Separate Account for Federal, state or other taxes. Should KILICO determine that such taxes may be imposed, it may make deductions from the Separate Account to pay those taxes. (See "Charges and Deductions--Other Charges" and "Federal Tax Matters.")

     Deductions will be made from the Policy's Cash Value in each Subaccount and the Fixed Account on the Policy Date and on each Monthly Processing Date for the cost of providing life insurance coverage for the Insured(s). In addition, KILICO deducts an asset charge from each Subaccount on a daily basis for the assumption by KILICO of certain mortality and expense risks incurred in connection with the Policy at an effective annual rate guaranteed not to exceed 0.90%. (See "Charges and Deductions--Cost of Insurance Charge" and "Charges and Deductions--Mortality and Expense Risk Charge.")

     KILICO also deducts a Monthly Administrative Charge and an Account Maintenance Charge to compensate it for expenses related to Policy administration and maintenance of the Separate Account. The Monthly Administrative Charge is deducted from the Policy's Cash Value on each Monthly Processing Date in the amount of $20 per month during the first Policy Year and the first 12 months following an increase in Specified Amount, and $5 per month at all other times. The Account Maintenance Charge is taken as a daily asset charge, at an effective annual rate of 0.45%, from each Subaccount. (See "Charges and Deductions--Policy and Separate Account Administration Charges.")

     The Subaccounts purchase shares of the Funds. Each Portfolio of the Funds incurs annual fund operating expenses which consist of management fees and other expenses. See "Charges and Deductions--Other Charges" in this Prospectus and the prospectuses for the Funds for the other expenses for each Portfolio and for additional information about the fees and expenses of the Funds.

     The Policy is available for distribution through entities or persons that provide separate trust or consultative services for which they charge a fee. The fees are not part of the Policy and KILICO is not responsible for the payment of the fees. Under special circumstances with KILICO's consent, the Policy may be distributed through entities or persons that do not provide such additional services. Although KILICO does not charge any explicit sales load, it will compensate broker-dealers for the sale of the Policies. Expenses incurred in the distribution of the Policies, including commissions and marketing allowances, printing, and preparing sales literature may be covered from other sources, including profits from other charges, including the Mortality and Expense Risk Charge, administrative charges and cost of insurance charges.

TAX TREATMENT UNDER CURRENT FEDERAL TAX LAW

     The Cash Value, while it remains in the Policy, and the Death Benefit should be subject to the same Federal income tax treatment as the cash value under a conventional fixed benefit life insurance policy. Under existing Federal tax law, the Owner is generally not deemed to be in receipt of the Cash Value under a Policy until a distribution occurs through a withdrawal or surrender. Generally, distributions are not included in income until the amount of the distributions exceed the premiums paid for the Policy. If the Policy is treated as a modified endowment contract (MEC), a Policy Loan will also be treated as a distribution. Generally, distributions from a MEC (including loans) are included in income to the extent the Cash Value exceeds premiums paid for the Policy. A change of Owner, an assignment, a Policy Loan or a surrender of the Policy may have tax consequences.

     The Death Benefit payable under the Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be subject to income tax on the Death Benefit. (See "Federal Tax Matters.")

FREE-LOOK PERIOD

     The Owner is granted a period of time to examine a Policy and return it for a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner. (See "Policy Benefits and Rights--Free-Look Period and Exchange Rights.")

ILLUSTRATIONS OF CASH VALUE, SURRENDER VALUE, DEATH BENEFIT

     KILICO will furnish, upon request and at no charge, a personalized illustration reflecting the proposed Insured's age, sex, and underwriting classification. Where applicable, KILICO will also furnish upon request an illustration for a Policy that is not affected by the sex of the Insured. Personalized illustrations provided by KILICO upon request will be based, as appropriate, on the methodology and format of the hypothetical illustrations that KILICO has included in the registration statement for the Policy. Tables in
Exhibit 10. to the registration statement illustrate the Cash Value, Surrender Value and Death Benefit based upon certain hypothetical assumed rates of return for the Separate Account and the charges deducted under the Policy.

FEES AND EXPENSES

     The following tables are designed to help you understand the various fees and expenses that you will bear, directly or indirectly, as an Owner. The first table describes the Policy charges and deductions you will directly bear under the Policy. The second table describes the fees and expenses of the Portfolios that you will bear indirectly when you purchase a Policy. (See "Charges and Deductions.")

                         POLICY CHARGES AND DEDUCTIONS


Transaction Charges
     Premium Tax Charge(1).............  0.50% to 5% of each premium payment
     DAC Tax Charge....................  1% of each premium payment
     Transfer Charge...................  None
     Sales Charge or Surrender           None
       Charge..........................

Account Value Charges (deducted monthly)
     Cost of Insurance Charge(2).......  CURRENT                           GUARANTEED
          Individual Policy              Ranges from $0.01263 per $1,000   Ranges from $0.05669 per
                                           of net amount at risk to          $1,000 of net amount at
                                           $83.33 per $1,000 of net          risk to $83.33 per $1,000
                                           amount at risk(3)                 of net amount at risk(3)
          Survivorship Policy            Ranges from $0.00833 per $1,000   Ranges from $0.01 per
                                           of net amount at risk to          $1,000 of net amount at
                                           $83.33 per $1,000 of net          risk to $83.33 per $1,000
                                           amount at risk(3)                 of net amount at risk(3)
     Monthly Administrative Charge.....  $20 per month during Policy Year 1 and for 12 months following an increase in Specified Amount(4)
                                         $5 per month thereafter
Annual Separate Account Charges (deducted daily and shown as an annualized percentage of average net assets)
     Mortality and Expense Risk Charge
          Current......................  CUMULATIVE NET                    MORTALITY AND EXPENSE
                                         PREMIUM PAID(5)                     RISK CHARGE
                                         --------------                    --------------------
                                         Up to $100,000                    0.65%
                                         $100,000-$250,000                 0.50%
                                         $250,001-$500,000                 0.40%
                                         $500,001 and higher               0.30%
          Guaranteed...................  Effective annual rate guaranteed not to exceed 0.90%
     Account Maintenance Charge........  0.45%
     Federal Income Tax Charge(6)......  None


---------------


(1) KILICO deducts a premium tax charge equal to the actual state tax rate from each premium payment. State and local premium tax rates range from 0.50% to 5%. KILICO expects to pay an average state premium tax rate of approximately 2.18%, but the actual premium tax attributable to a Policy may be more or less. (See "Charges and Deductions--Deductions from Premiums.")



(2) The current cost of insurance charge will never exceed the guaranteed cost of insurance charge shown in the Policy Specifications. The net amount at risk is the difference between the Death Benefit divided by 1.0024663 and the Cash Value. (See "Charges and Deductions--Cost of Insurance Charge.")



(3) Current and guaranteed cost of insurance charges are based on the issue age (or attained age in the case of increases in Specified Amount), sex, rate class of the Insured(s), and Policy Year.



(4) Additional evidence of insurability satisfactory to KILICO will be required for an increase in Specified Amount. (See "Policy Benefits and Rights--Changes in Specified Amount.")



(5) For the purpose of determining the amount of cumulative Net Premium paid in connection with any Policy, KILICO reserves the right to aggregate cumulative Net Premium paid in connection with one or more Policies which have a common grantor, Owner, sponsor (such as in split dollar arrangements), or which involve some other group arrangement.



(6) KILICO does not currently assess a charge for Federal, state or other taxes that may be attributable to the Separate Account, though it reserves the right to do so in the future. (See "Charges and Deductions--Other Charges.")

                PORTFOLIO EXPENSES AFTER WAIVERS/REIMBURSEMENTS
     (as a percentage of net assets for the period ended December 31, 1997)

                                                                                        TOTAL
                                                              MANAGEMENT    OTHER     OPERATING
                         PORTFOLIO                               FEES      EXPENSES   EXPENSES
                         ---------                            ----------   --------   ---------
Evergreen VA Fund(1)........................................    0.64%       0.36%       1.00%
Evergreen VA Growth and Income Fund()(1)....................    0.72%       0.28%       1.00%
Evergreen VA Foundation Fund()(1)...........................    0.73%       0.27%       1.00%
Evergreen VA Global Leaders Fund()(1).......................    0.00%       1.00%       1.00%
Evergreen VA Strategic Income Fund(1).......................    0.00%       1.00%       1.00%
Evergreen VA Aggressive Growth Fund(1)......................    0.00%       1.00%       1.00%
Evergreen VA Small Cap Equity Income Fund(2)................    0.00%       1.00%       1.00%
Evergreen VA International Growth Fund(2)...................    0.00%       1.00%       1.00%
Goldman Sachs International Equity Fund(3)..................    1.00%       0.25%       1.25%
Goldman Sachs Global Income Fund(3).........................    0.90%       0.15%       1.05%
Morgan Stanley High Yield Portfolio(4)......................    0.00%       0.80%       0.80%
Morgan Stanley U.S. Real Estate Portfolio(4)................    0.00%       1.10%       1.10%
Fidelity's VIP Money Market Portfolio.......................    0.21%       0.10%       0.31%
Fidelity's VIP Overseas Portfolio(5)........................    0.75%       0.17%       0.92%
Fidelity's VIP II Contrafund Portfolio(5)...................    0.60%       0.11%       0.71%
Fidelity's VIP II Index 500 Portfolio(6)....................    0.24%       0.04%       0.28%

---------------

(1) Reflects an agreement to voluntarily limit aggregate operating expenses (including investment advisory expenses, but excluding interest, brokerage commissions and extraordinary expenses) to 1.00% of average daily net assets. Absent such an agreement, the actual Management Fees, Other Expenses and Total Operating Expenses for the period from January 1, 1997 to December 31, 1997 were as follows:

                                                                                      TOTAL
                                                            MANAGEMENT    OTHER     OPERATING
                                                               FEES      EXPENSES   EXPENSES
                                                            ----------   --------   ---------
Evergreen VA Fund.........................................    0.95%       0.36%       1.31%
Evergreen VA Growth and Income Fund.......................    0.95%       0.28%       1.23%
Evergreen VA Foundation Fund..............................    0.83%       0.27%       1.10%
Evergreen VA Global Leaders Fund..........................    0.95%       1.94%       2.89%
Evergreen VA Strategic Income Fund........................    0.58%       2.09%       2.67%
Evergreen VA Aggressive Growth Fund.......................    0.60%       2.42%       3.02%

(2) Expenses have been estimated for the current fiscal year.


(3) Expenses are estimated for the current fiscal year. Each Portfolio's investment adviser has voluntarily agreed to reduce or limit certain Other Expenses (excluding management fees, taxes, interest and brokerage fees, and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed . 25% and .15%, respectively, of average daily net assets of Goldman Sachs International Equity Fund and Goldman Sachs Global Income Fund. Without such reduction, it is estimated that Other Expenses would have been 1.97% and 2.34%, respectively, on an annualized basis.


(4) Each Portfolio's expenses were voluntarily waived and reimbursed by its investment adviser. Absent waiver and/or reimbursement, Management Fees, Other Expenses, and Total Operating Expenses would have been 0.50%, 1.18%, and 1.68% for High Yield Portfolio for the annualized period January 2, 1997 through December 31, 1997, and 0.80%, 1.52%, and 2.32 % for U.S. Real Estate Portfolio for the annualized period March 3, 1997 through December 31, 1997.

(5) A portion of the brokerage commissions that certain Portfolios pay was used to reduce expenses. In addition, certain Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, Total Operating Expenses would have been 0.90% for VIP Overseas Portfolio and 0.68% for VIP II Contrafund Portfolio.

(6) The investment adviser agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without such reimbursement, Management Fees, Other Expenses and Total Operating Expenses would have been 0.27%, 0.13%, and 0.40%, respectively.

                        KILICO AND THE SEPARATE ACCOUNT

KEMPER INVESTORS LIFE INSURANCE COMPANY

     Kemper Investors Life Insurance Company ("KILICO"), 1 Kemper Drive, Long Grove, Illinois 60049, was organized in 1947 and is a stock life insurance company organized under the laws of the State of Illinois. KILICO is a wholly-owned subsidiary of Kemper Corporation, a non-operating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Holding Company of America ("ZHCA"), which is a wholly-owned subsidiary of Zurich Insurance Company ("Zurich"). KILICO offers life insurance and annuity products and is admitted to do business in the District of Columbia and all states except New York.

SEPARATE ACCOUNT

     KILICO Variable Separate Account-2 (the "Separate Account") was established by KILICO as a separate investment account on June 17, 1997. The Separate Account will receive and invest Net Premium under the Policy. In addition, the Separate Account may receive and invest Net Premium for other variable life insurance policies offered by KILICO.

     The Separate Account is administered and accounted for as part of the general business of KILICO, but the income, capital gains or capital losses of the Separate Account are credited to or charged against the assets held in the Separate Account, without regard to any other income, capital gains or capital losses of any other separate account or arising out of any other business which KILICO may conduct. The benefits provided under the Policy are obligations of KILICO.

     The Separate Account has been registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the Commission of the management, investment practices or policies of the Separate Account or KILICO.

     Sixteen Subaccounts are available under the Policy. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios of the Funds. The Separate Account also includes other subaccounts which are not available under the Policy. Income and both realized and unrealized gains or losses from the assets of each Subaccount generally are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount or arising out of any business KILICO may conduct. Additional Subaccounts may be added in the future. Not all Subaccounts may be available in all jurisdictions or under all Policies.

                                   THE FUNDS

     The Separate Account invests in shares of Evergreen Variable Annuity Trust, Goldman Sachs Variable Insurance Trust, Morgan Stanley Universal Funds, Inc., Fidelity's Variable Insurance Products Fund, and Fidelity's Variable Insurance Products Fund II, series type mutual funds registered with the Commission as open-end management investment companies. A series mutual fund has two or more separate series or portfolios with differing investment objectives. Registration of the Funds does not involve supervision of their management, investment practices or policies by the Commission. The Funds are designed to provide investment vehicles for variable life insurance and variable annuity contracts. Shares of the Funds currently are sold only to insurance company separate accounts and, with respect to Evergreen Variable Annuity Trust and Morgan Stanley Universal Funds, Inc., certain qualified retirement plans. In addition to the Separate Account, shares of the Funds may be sold to variable life insurance and variable annuity separate accounts of insurance companies not affiliated with KILICO. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts of companies unaffiliated with KILICO, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently neither KILICO nor the Funds foresees any such disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. Management of the Funds has an obligation to monitor events to identify material conflicts between such owners and determine what action, if any, should be taken. In addition, if KILICO believes that a Fund's response to any of those events or conflicts insufficiently protects the Owners, it will take appropriate action on its own.

     The Separate Account invests in several series of the Funds. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the income, gains or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

EVERGREEN VARIABLE ANNUITY TRUST

     The Portfolios of the Evergreen Variable Annuity Trust in which the Separate Account invests are summarized below:

     Evergreen VA Fund: Seeks to achieve capital appreciation by investing in the securities of little-known or relatively small companies, or companies undergoing changes which the Fund's investment adviser believes will have favorable consequences. Income will not be a factor in the selection of portfolio investments.

     Evergreen VA Growth and Income Fund: Seeks to achieve a return composed of capital appreciation in the value of its shares and current income. The Fund will attempt to meet its objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings, or potential earnings growth.

     Evergreen VA Foundation Fund: Seeks, in order of priority, reasonable income, conservation of capital and capital appreciation. The Fund invests principally in income-producing common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities.

     Evergreen VA Global Leaders Fund: Seeks to achieve capital appreciation by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The Fund's investment adviser will attempt to screen the largest companies in the world's major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria.

     Evergreen VA Strategic Income Fund: Seeks high current income from interest on debt securities and, secondarily, considers potential for growth of capital in selecting securities.

     Evergreen VA Aggressive Growth Fund: Seeks long-term capital appreciation by investing primarily in common stocks of emerging growth companies and in larger, more well established companies, all of which are viewed by the Fund's investment adviser as having above average appreciation potential.

     Evergreen VA Small Cap Equity Income Fund: Seeks to achieve a return consisting of current income and capital appreciation in the value of its shares. The Fund invests in common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities. In attempting to achieve its objective, the Fund invests primarily in companies with total market capitalizations of less than $500 million.

     Evergreen VA International Growth Fund: Seeks long-term growth of capital and, as a secondary objective, seeks modest income. The Fund invests primarily in equity securities issued by well-established, quality companies located in countries with developed markets.

     Evergreen Asset Management Corp. is the investment adviser to Evergreen VA Fund, Evergreen VA Growth and Income Fund, Evergreen VA Foundation Fund, Evergreen VA Global Leaders Fund, and Evergreen VA Small Cap Equity Income Fund. Keystone Investment Management Company is the investment adviser to Evergreen VA Strategic Income Fund and Evergreen VA International Growth Fund. The Capital Management Group of First Union National Bank is the investment adviser to Evergreen VA Aggressive Growth Fund. Lieber & Company serves as sub-adviser to Evergreen VA Fund, Evergreen VA Growth and Income Fund, Evergreen VA Foundation Fund, Evergreen VA Global Leaders Fund, and Evergreen VA Small Cap Equity Income Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

     The Portfolios of the Goldman Sachs Variable Insurance Trust in which the Separate Account invests are summarized below:

     Goldman Sachs International Equity Fund: Seeks long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

     Goldman Sachs Global Income Fund: Seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation by investing primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies.

     Goldman Sachs Asset Management International, an affiliate of Goldman, Sachs & Co., serves as investment adviser to the Goldman Sachs International Equity Fund and the Goldman Sachs Global Income Fund.

MORGAN STANLEY UNIVERSAL FUNDS, INC.

     The Portfolios of the Morgan Stanley Universal Funds, Inc. in which the Separate Account invests are summarized below:

     High Yield Portfolio: Seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities, including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

     U.S. Real Estate Portfolio: Seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

     Miller Anderson & Sherrerd, LLP serves as investment adviser to the High Yield Portfolio. Morgan Stanley Asset Management Inc. serves as investment adviser to the U.S. Real Estate Portfolio.

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND

     The Portfolios of Fidelity's Variable Insurance Products Fund in which the Separate Account invests are summarized below:

     Money Market Portfolio: Seeks to earn a high level of current income while maintaining a stable $1.00 price by investing in high quality, short-term securities. Neither the Portfolio nor its yield is insured or guaranteed by the U.S. Government.

     Overseas Portfolio: Seeks long-term growth of capital by investing primarily in foreign securities. The Portfolio increases diversification by spreading investments among securities of both developed and emerging markets, different countries and geographic regions.

     Fidelity Management & Research Company ("FMR") serves as the investment adviser to Money Market Portfolio and Overseas Portfolio. Fidelity Investments Money Management, Inc., a subsidiary of FMR, chooses investments for Money Market Portfolio. Fidelity Management & Research (U.K.) Inc. ("FMR U.K."), in London, England, Fidelity Management & Research (Far East) Inc. ("FMR Far East"), in Tokyo, Japan, Fidelity International Investment Advisors, in Pembroke, Bermuda, and Fidelity International Investment Advisors (U.K.) Limited ("FIIA(U.K.)L"), in London, England, serve as sub-advisers to Overseas Portfolio.

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II

     The Portfolios of Fidelity's Variable Insurance Products Fund II in which the Separate Account invests are summarized below:

     Contrafund Portfolio: Seeks capital appreciation by investing in securities of companies whose value FMR believes is not fully recognized by the public. The Portfolio normally invests primarily in common stocks and securities convertible into common stocks, but it has the flexibility to invest in other types of securities.

     Index 500 Portfolio: Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States. To achieve this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Stocks (commonly referred to as the "S&P 500").

     FMR serves as the investment adviser to Contrafund Portfolio and Index 500 Portfolio. FMR U.K., FMR Far East, and FIIA(U.K.)L serve as sub-advisers to Contrafund Portfolio. Bankers Trust Company, a wholly-owned subsidiary of Bankers Trust New York Corporation, currently serves as the sub-adviser to Index 500 Portfolio.

     There is no assurance that any of the Portfolios of Evergreen Variable Annuity Trust, Goldman Sachs Variable Insurance Trust, Morgan Stanley Universal Funds, Inc., Fidelity's Variable Insurance Products Fund, or Fidelity's Variable Insurance Products Fund II will achieve its stated objective. More detailed information, including a description of risks involved in investing in each of the Portfolios may be found in the prospectus for each Fund and each Fund's statement of additional information. (See also "Charges and Deductions--Other Charges").

CHANGE OF INVESTMENTS

     KILICO reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. KILICO reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another series of the Funds or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in its judgment further investment in any Portfolio becomes inappropriate in view of the purposes of the Policy or the Separate Account. KILICO may also eliminate or combine one or more Subaccounts, transfer assets, or it may substitute one Subaccount for another Subaccount, if, in its sole discretion, marketing, tax or investment conditions warrant. KILICO will not substitute any shares attributable to an Owner's interest in a Subaccount without notice to the Owner and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

     KILICO also reserves the right to establish additional Subaccounts of the Separate Account, each of which would invest in a new Portfolio of the Funds, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of KILICO, marketing needs or investment conditions warrant, and any new subaccounts may be made available to existing Owners as determined by KILICO.

     If deemed by KILICO to be in the best interests of persons having interests under the Policy, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other KILICO separate accounts. To the extent permitted by law, KILICO may also transfer the assets of the Separate Account associated with the Policy to another separate account, or to the General Account.

                              FIXED ACCOUNT OPTION

     Net Premium allocated by Owners to the Fixed Account of the Policy and transfers to the Fixed Account become part of the General Account of KILICO, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 ("1933 Act") nor is the Fixed Account registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts and KILICO has been advised that the staff of the Commission has not reviewed the disclosures in this Prospectus which relate to the fixed portion. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     Under the Fixed Account option offered under the Policies, KILICO allocates payments to its General Account and pays a fixed interest rate for stated periods. This Prospectus describes only the element of the Policy pertaining to the Separate Account except where it makes specific reference to fixed accumulation and settlement elements.

     The Policies guarantee that payments allocated to the Fixed Account will earn a minimum fixed interest rate of 3% per annum. KILICO, at its discretion, may credit interest in excess of 3% per annum. KILICO reserves the right to change the rate of excess interest credited as provided under the terms of the Policy. KILICO also reserves the right to declare separate rates of excess interest for Net Premium or amounts transferred at designated times, with the result that amounts at any given designated time may be credited with a higher or lower rate of excess interest than the rate or rates of excess interest previously credited to such amounts and Net Premium or amounts transferred at any other designated time. Pursuant to state insurance law, KILICO may defer payment of any surrender proceeds, withdrawal amounts, or loan amounts from the Fixed Account for a period up to six (6) months.

                                   THE POLICY

POLICY ISSUE

     Before KILICO will issue a Policy, it must receive a completed application and a full initial premium at its Home Office. A Policy ordinarily will be issued only for Insureds Age 1 through 85 who supply satisfactory evidence of insurability to KILICO. Acceptance of an application is subject to underwriting by KILICO.

     After underwriting is complete and the Policy is delivered to the Owner, insurance coverage under the Policy will be deemed to have begun as of the Policy Date. (See "Premiums.") If the Policy is a Survivorship Policy, the Owner of the Policy will be the Insureds jointly or the surviving Owner, unless a different Owner is named in the application or subsequently changed. If the Policy is jointly owned, rights under the Policy must be exercised by the Owners jointly.

PREMIUMS

     Premiums are to be paid to KILICO at its Home Office. (See "Distribution of Policies.") Checks ordinarily must be made payable to KILICO.

     Planned Premiums. When applying for a Policy, an Owner will specify a Planned Premium payment that provides for the payment of level premiums over a specified period of time. However, the Owner is not required to pay Planned Premiums.

     The minimum monthly premium that will be accepted by KILICO is $50. For modes other than monthly, the minimum premium payments are: single premium $5,000; annual $600; semi-annual $300; quarterly $150; and unscheduled $150. The maximum amount of premium that may be paid at any time is that which is permitted under applicable tax law to qualify the Policy as a life insurance contract. The amount, frequency and period of time over which an Owner pays premiums may affect whether the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment than conventional life insurance contracts for certain pre-death distributions. (See "Federal Tax Matters.") Accordingly, variations from the Planned Premiums on a Policy that is not otherwise a modified endowment contract may result in the Policy becoming a modified endowment contract for tax purposes.

     Payment of the Planned Premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Surrender Value. Even if Planned Premiums are paid, the Policy will lapse any time Surrender Value is insufficient to pay the current monthly deductions and a grace period expires without sufficient payment. (See "The Policy--Policy Termination, Lapse and Reinstatement.")

     KILICO may reject or limit any premium payment that is below the current minimum premium amount requirements, or that would increase the Death Benefit by more than the amount of the premium. All or a portion of a premium payment will be rejected and returned to the Owner if it would disqualify the Policy as life insurance under the Internal Revenue Code. In no event will KILICO reject a premium payment which is required to keep a Policy in force. (See "The Policy--Policy Termination, Lapse and Reinstatement.")

     Certain charges will be deducted from each premium payment. (See "Charges and Deductions.") The remainder of the premium is Net Premium and will be allocated as described below under "The Policy--Allocation of Premiums and Separate Account Value."

     Policy Date. The Policy Date is the date used to determine Policy Years and Monthly Processing Dates. The Policy Date will be the date that coverage on the Insured(s) takes effect. If such date is the 29th, 30th, or 31st of a month, the Policy Date will be the first of the following month.

     In the event an application is declined by KILICO, the Cash Value in the Fidelity VIP Money Market Subaccount plus the total amount of monthly deductions and deductions against premiums will be refunded.

     The full initial premium is the only premium required to be paid under a Policy. However, additional premiums may be necessary to keep the Policy in force. (See "The Policy--Policy Termination, Lapse and Reinstatement.")

ALLOCATION OF PREMIUMS AND SEPARATE ACCOUNT VALUE

     Allocation of Premiums. For Policies issued in those jurisdictions that require a return of premium, including Policies which replace an existing insurance policy issued in certain jurisdictions, the initial Net Premium will be allocated to the Fidelity VIP Money Market Subaccount. The Separate Account Value will remain in the Fidelity VIP Money Market Subaccount until the Trade Date. On the Trade Date, the Separate Account Value in the Fidelity VIP Money Market Subaccount will be allocated among the Subaccounts and the

Fixed Account as elected by the Owner in the application for the Policy. The initial Net Premium in other jurisdictions will be allocated on the Issue Date to the Subaccounts and the Fixed Account as elected by the Owner in the application for a Policy. Additional premiums received will continue to be allocated in accordance with the Owner's instructions in the application unless contrary written instructions are received. Once a change in allocation is made, all future Net Premium will be allocated in accordance with the new allocation, unless contrary written instructions are received. The minimum amount of any premium that may be allocated to a Subaccount is $50. Cash Value may be allocated to a total of ten (10) Subaccounts at any given time.

     The Separate Account Value will vary with the investment experience of the chosen Subaccounts. The Owner bears the entire investment risk.

     Transfers. After the Trade Date, if the initial Net Premium is allocated to the Fidelity VIP Money Market Subaccount, or the Issue Date, if the initial Net Premium has been allocated to the Subaccounts, Separate Account Value may be transferred among the Subaccounts and into the Fixed Account. One transfer of all or a part of the Separate Account Value may be made within a fifteen (15) day period. All transfers made during a business day will be treated as one request.

     Fixed Account Value may be transferred to one or more Subaccounts. One transfer of up to 30% of the Fixed Account Value may be made once each Policy Year in the thirty day period following the end of a Policy Year.

     Transfers will be based on the Accumulation Unit Values next determined following receipt of valid, complete transfer instructions by KILICO. Transfer requests must be in writing in a form acceptable to KILICO or by telephone authorization under forms authorized by KILICO. (See "General Provisions--Written Notices and Requests.") The minimum partial transfer amount is $500. No partial transfer may be made if the value of the Owner's remaining interest in a Subaccount or the Fixed Account, from which amounts are to be transferred, would be less than $500 after such transfer unless such remaining amount is zero. These minimums may be waived for reallocations under established third party asset allocation programs. The transfer provision may be suspended, modified or terminated at any time by KILICO. KILICO disclaims all liability for acting in good faith in following instructions which are given in accordance with procedures established by KILICO, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, an Owner would bear this risk of loss in the event of a fraudulent telephone transfer.

     If an Owner authorizes a third party to transact transfers on the Owner's behalf, KILICO will reallocate the Cash Value pursuant to the asset allocation program determined by such third party. However, KILICO does not offer or participate in any asset allocation program and takes no responsibility for any third party asset allocation program. KILICO may suspend or cancel acceptance of a third party's instructions at any time and may restrict the investment options that will be available for transfer under third party authorizations.

     Automatic Asset Reallocation. An Owner may elect to have transfers made automatically among the Subaccounts of the Separate Account on an annual, semi-annual, quarterly, or monthly basis so that Cash Value is reallocated to match the percentage allocations in the Owner's predefined premium allocation elections. Transfers under this program will not be subject to the $500 minimum transfer amounts. An election to participate in the automatic asset reallocation program must be in writing in the form prescribed by KILICO and returned to KILICO at its Home Office.

POLICY TERMINATION, LAPSE AND REINSTATEMENT

     Termination and Lapse. All coverage under the Policy terminates when any one of the following events occurs: (1) the Owner requests that the coverage be terminated; (2) the Insured dies (last surviving Insured in the case of a Survivorship Policy); (3) the Policy matures; or (4) a lapse occurs. Lapse will occur when the Surrender Value of a Policy is insufficient to cover the monthly deductions, and a grace period expires without a sufficient payment being made. (See "Charges and Deductions.")

     A grace period of 61 days will be given to the Owner. It begins when notice is sent that the Surrender Value of the Policy is insufficient to cover the monthly deductions. Failure to make a premium payment or loan repayment during the grace period sufficient to keep the Policy in force for three months will cause the Policy to lapse and terminate without value.

     If payment is received within the grace period, the premium or loan repayment will be allocated to the Subaccounts and the Fixed Account in accordance with the most current allocation instructions, unless otherwise requested. Amounts over and above the amounts necessary to prevent lapse may be paid as additional premiums, however, to the extent otherwise permitted. (See "The Policy--Premiums.")

     KILICO will not accept any payment that would cause the total premium payment to exceed the maximum payment permitted by the Internal Revenue Code for life insurance. However, the Owner may voluntarily repay a portion of Debt to avoid lapse. (See "Federal Tax Matters.")

     If premium payments have not exceeded the maximum payment permitted by the Internal Revenue Code, the Owner may choose to make a larger payment than the minimum required payment to avoid the recurrence of the potential lapse of coverage. The Owner may also combine premium payments with Debt repayments.

     The Death Benefit payable during the grace period will be the Death Benefit in effect immediately prior to the grace period, less any Debt and any unpaid monthly deductions.

     Reinstatement. If a Policy lapses because of insufficient Surrender Value to cover the monthly deductions, and it has not been surrendered for its Surrender Value, it may be reinstated at any time within three years after the date of lapse. Tax consequences may affect the decision to reinstate. Reinstatement is subject to:

     (1) receipt of evidence of insurability satisfactory to KILICO (if the Policy is a Survivorship Policy, KILICO must receive satisfactory evidence of insurability for both Insureds or evidence for the last surviving Insured and due proof of the first death prior to the date of lapse);

     (2) payment of a minimum premium sufficient to cover monthly deductions for the grace period and to keep the Policy in force three months; and

     (3) payment or reinstatement of any Debt against the Policy which existed at the date of termination of coverage.

     The effective date of reinstatement of a Policy will be the Monthly Processing Date that coincides with or next follows the date the application for reinstatement is approved by KILICO. Suicide and incontestability provisions will apply from the effective date of reinstatement.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFIT

     While the Policy is in force (see "Policy Termination, Lapse and Reinstatement--Termination and Lapse," above), a Death Benefit will be paid upon the death of the Insured (the last surviving Insured in the case of a Survivorship Policy). The Death Benefit is based on the Death Benefit option, the Death Benefit qualification test, the Specified Amount and the Table of Death Benefit Factors (see Appendix A) applicable at the time of death. The Death Benefit proceeds will be equal to the Death Benefit minus any Debt and minus any monthly deductions due during any grace period.

     An Owner will make in the application two elections to determine the Death Benefit under the Policy. First, the Owner will choose one of two Death Benefit options offered under the Policy--Option A or Option B. Second, the Owner will choose the Death Benefit qualification test--the cash value accumulation test or guideline premium test. The Death Benefit qualification test is the method for qualifying the Policy as a life insurance contract for purposes of Federal tax law. If no Death Benefit option or qualification test is designated, KILICO will assume that Option A under the guideline premium test, as described below, has been selected. Subject to certain restrictions, the Owner can change the Death Benefit option selected. So long as the Policy remains in force, the Death Benefit under either option will never be less than the Specified Amount.

     The Specified Amount is chosen by the Owner in the application and is stated in the Policy Specifications. The minimum Specified Amount permitted under an Individual Policy is $50,000 (or a lower amount which is based upon a single premium payment and which satisfies the requirements of applicable tax law to qualify the Policy as a life insurance contract) and the minimum Specified Amount permitted under a Survivorship Policy is $1,000,000.

     KILICO reserves the right in circumstances where it cannot obtain reinsurance coverage to reduce the Death Benefit arising from application of the required Death Benefit Factors. The reductions will be effected by requiring partial withdrawals of Cash Value. Such right will be exercised consistent with administrative procedures to insure that the right is exercised in a non-discriminatory manner. Such partial withdrawals may be taxable in whole or in part to the Owners. (See "Federal Tax Matters.")

     Option A. Under Option A, for Policies issued pursuant to the cash value accumulation test, as described below, the Death Benefit will be equal to the Specified Amount or, if greater, the Cash Value (determined as of the end of the Valuation Period during which the Insured or last surviving Insured dies) multiplied by the Death Benefit Factor. For Policies issued pursuant to the guideline premium test, as described below, the Death Benefit will be equal to the Specified Amount or, if greater, the Cash Value (determined as of the end of the Valuation Period during which the Insured or last surviving Insured dies) multiplied by the appropriate Death Benefit Factor. The Death Benefit Factors under both tests vary according to the age(s) of the Insured(s) and will be at least equal to those required in Section 7702 of the Internal Revenue Code. For example, under the guideline premium test, the Death Benefit Factor is 250% for an Insured at Age 40 or under and it declines for older Insureds. A table showing the Death Benefit Factors under the guideline premium test is in Appendix A to this Prospectus and in the Policy.

     Option B. Under Option B, the Death Benefit will be equal to the Specified Amount plus the Cash Value (determined as of the end of the Valuation Period during which the Insured or last surviving Insured dies). For Policies issued pursuant to the cash value accumulation test, the Death Benefit will not be less that the Cash Value (determined as of the end of the Valuation Period during which the Insured or last surviving Insured dies) multiplied by the appropriate Death Benefit Factor. For Policies issued pursuant to the guideline premium test, the Death Benefit will not be less than the Cash Value multiplied by the appropriate Death Benefit Factor. The Death Benefit Factors are the same as those used in connection with Option A and are shown in Appendix A to this Prospectus and in the Policy. The Death Benefit under Option B will always vary as Cash Value varies.

     The Owner will also choose from two Death Benefit qualification tests available under the Policy. Once selected, the Death Benefit qualification test cannot be changed for the duration of the Policy.

     Cash Value Accumulation Test. Generally, the cash value accumulation test requires that under the terms of a Policy, the Death Benefit must be sufficient so that the cash surrender value, as defined in Section 7702 of the Internal Revenue Code, does not at any time exceed the net single premium required to fund the future benefits under the Policy. If the Cash Value under a Policy is at any time greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be increased automatically by multiplying the Cash Value by the corridor percentage computed in compliance with the Internal Revenue Code. The corridor percentages under the Policy vary according to the age, sex, and underwriting classification of the Insured(s), and the resulting Death Benefit determined by using the corridor percentage will be at least equal to the amount required for the Policy to be deemed life insurance under Section 7702 of the Internal Revenue Code. The corridor percentage is calculated using a four percent (4%) interest rate or, if greater, the contractually guaranteed interest rate and using mortality charges specified in the prevailing Commissioner's standard table as of the time the Policy is issued.

     Guideline Premium Test. The guideline premium test limits the amount of premiums payable under a Policy to a certain amount for an Insured of a particular age and sex. The test also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Cash Value.

     There are two main differences between the guideline premium test and the cash value accumulation test. First, the guideline premium test limits the amount of premium that may be paid into a Policy. No such limits apply under the cash value accumulation test. (However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to KILICO.) Second, the factors that determine the minimum Death Benefit relative to the Policy's Cash Value are different. Required increases in the minimum Death Benefit due to growth in Cash Value will generally be greater under the cash value accumulation test than under the guideline premium test. Owners who desire to pay premiums in excess of the guideline premium test limitations should select the cash value accumulation test. Owners who do not desire to pay premiums in excess of the guideline premium test limitations should consider the guideline premium test. Applicants for a Policy should consult a qualified tax adviser in making their Death Benefit selections.

     Examples of Options A and B. The following examples demonstrate the determination of the Death Benefit under Options A and B for the cash value accumulation test and the guideline premium test. The examples show an Individual Policy and a Survivorship Policy, with the same Specified Amount and Cash Value. The Individual Policy examples assume a male, non-tobacco Insured who is Age 50 and Age 70, respectively, at the time of death and that there is no outstanding Debt. The Survivorship Policy examples assume one male non-tobacco Insured Age 55 and one female non-tobacco Insured Age 50, and one male non-tobacco Insured Age 75 and one female non-tobacco Insured Age 70. The Policy is in its tenth (10th) Policy Year with both Insureds having attained Age 55 at the time of death, and there is no outstanding Debt.

                           INDIVIDUAL POLICY--AGE 50

                                                               CASH VALUE    GUIDELINE
                                                              ACCUMULATION    PREMIUM
                                                                  TEST         TEST
                                                              ------------   ---------
Specified Amount............................................    $250,000     $250,000
Cash Value..................................................    $150,000     $150,000
Death Benefit (corridor) Factor.............................     262.251%         185%
Death Benefit Option A......................................    $393,377     $277,500
Death Benefit Option B......................................    $400,000     $400,000

                           INDIVIDUAL POLICY--AGE 70

                                                             CASH VALUE    GUIDELINE
                                                            ACCUMULATION    PREMIUM
                                                                TEST          TEST
                                                            ------------   ----------
Specified Amount..........................................   $1,000,000    $1,000,000
Cash Value................................................   $  700,000    $  700,000
Death Benefit (corridor) Factor...........................      151.548%          115%
Death Benefit Option A....................................   $1,060,836    $1,000,000
Death Benefit Option B....................................   $1,700,000    $1,700,000

                SURVIVORSHIP POLICY--AGES MALE 55 AND FEMALE 50

                                                             CASH VALUE    GUIDELINE
                                                            ACCUMULATION    PREMIUM
                                                                TEST          TEST
                                                            ------------   ----------
Specified Amount..........................................   $1,000,000    $1,000,000
Cash Value................................................   $  500,000    $  500,000
Death Benefit (corridor) Factor...........................      336.783%          185%
Death Benefit Option A....................................   $1,683,915    $1,000,000
Death Benefit Option B....................................   $1,683,915    $1,500,000

                SURVIVORSHIP POLICY--AGES MALE 75 AND FEMALE 70

                                                             CASH VALUE    GUIDELINE
                                                            ACCUMULATION    PREMIUM
                                                                TEST          TEST
                                                            ------------   ----------
Specified Amount..........................................   $2,000,000    $2,000,000
Cash Value................................................   $1,500,000    $1,500,000
Death Benefit (corridor) Factor...........................      169.985%          115%
Death Benefit Option A....................................   $2,549,775    $2,000,000
Death Benefit Option B....................................   $3,500,000    $3,500,000

     The Cash Values shown in these examples are illustrative only and not based on any specific assumed investment return.

     All calculations of Death Benefit will be made as of the end of the Valuation Period during which the Insured or last surviving Insured dies. Death Benefit proceeds may be paid to a Beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details.

     The Death Benefit under the Policy will ordinarily be paid within seven days after KILICO receives all documentation required for such a payment. If the Policy is a Survivorship Policy, documentation required for payment of the Death Benefit includes due proof of the first death. Due proof of death is required within 60 days of death or as soon thereafter as is possible. Written proof of death must be in the form of a certified copy of the death certificate, a physician's statement or any other proof satisfactory to KILICO. Payments may be postponed in certain circumstances. (See "General Provisions--Postponement of Payments").

CHANGES IN DEATH BENEFIT OPTION

     After the first Policy Year, an Owner may request that the Death Benefit under the Policy be changed from Option A to Option B, or from Option B to Option A. Changes in the Death Benefit option may be made only once per Policy Year and should be made in writing to KILICO's Home Office. The effective date of any such change is the next Monthly Processing Date after the change is accepted.

     A change in the Death Benefit from Option A to Option B will result in a reduction in the Specified Amount of the Policy by the amount of the Policy's Cash Value, with the result that the Death Benefit payable under Option B at the time of the change will equal that which would have been payable under Option A immediately prior to the change. The change in Option will affect the determination of the Death Benefit since Cash Value will then be added to the new Specified Amount and the Death Benefit will then vary with Cash Value.

     A change in the Death Benefit from Option B to Option A will result in an increase in the Specified Amount of the Policy by the amount of the Policy's Cash Value, with the result that the Death Benefit payable under Option A at the time of the change will equal that which would have been payable under Option B immediately prior to the change. However, the change in Option will affect the determination of the Death Benefit since the Cash Value will no longer be added to the Specified Amount in determining the Death Benefit. From that point on, the Death Benefit will equal the new Specified Amount (or, if higher, the Cash Value times the applicable specified percentage).

     A change in Death Benefit option may affect the future monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the Death Benefit exceeds Cash Value. (See "Charges and Deductions--Cost of Insurance Charge.") Assuming that the Policy's Death Benefit would not be equal to Cash Value times a Death Benefit Factor under either Option A or Option B, changing from Option B to Option A will generally decrease the future net amount at risk, and therefore decrease the future cost of insurance charges. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with an Insured's Age.

CHANGES IN SPECIFIED AMOUNT

     After the first Policy Year, an Owner may request an increase or decrease in the Specified Amount under a Policy subject to approval from KILICO. A change in Specified Amount may only be made once per Policy Year and must be in an amount at least equal to $25,000 for an Individual Policy and $100,000 for a Survivorship Policy. Increases are not allowed after an Insured attains Age 85. Increasing the Specified Amount could increase the Death Benefit under a Policy and decreasing the Specified Amount could decrease the Death Benefit. Decreases in the Death Benefit may have tax consequences. (See "Federal Tax Matters.") The amount of change in the Death Benefit will depend, among other things, upon the Death Benefit option chosen by the Owner and the degree to which the Death Benefit under a Policy exceeds the Specified Amount prior to the change. Changing the Specified Amount could affect the subsequent level of the Death Benefit while the Policy is in force and the subsequent level of Policy values. An increase in Specified Amount may increase the net amount at risk under a Policy, which will increase an Owner's cost of insurance charge. Separate cost of insurance rates apply to increases in Specified Amount. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which will decrease an Owner's cost of insurance charge.

     Increases. Additional evidence of insurability satisfactory to KILICO will be required for an increase in Specified Amount. Suicide and incontestability provisions will apply from the effective date of any increase in Specified Amount.

     Decreases. Any decrease in Specified Amount will first be applied to the most recent increases successively, then to the original Specified Amount. A decrease will not be permitted if the Specified Amount would fall below the lesser of the initial Specified Amount or $50,000 for an Individual Policy or $1,000,000 for a Survivorship Policy. If a decrease in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify the Policy as a life insurance contract, KILICO will refund the Owner the amount of such excess above the premium limitations. Some or all of the amount refunded may be subject to tax. (See "Federal Tax Matters.")

     KILICO reserves the right to disallow a requested decrease, and will not permit a requested decrease if, among other reasons, (1) compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of the Policy, or (2) to effect the requested decrease, payments to the Owner would have to be made from Cash Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Surrender Value under the Policy.

     Any request for an increase or decrease in Specified Amount must be made by written application to KILICO's Home Office. It will become effective on the Monthly Processing Date on or next following KILICO's acceptance of the request. If the Owner is not the Insured, KILICO will also require the consent of the Insured(s) before accepting a request.

BENEFITS AT MATURITY

     If the Insured is living on the Policy Date anniversary nearest the Insured's 100th birthday (or, if the Policy is a Survivorship Policy, the last surviving Insured is living on the Policy Date anniversary nearest the last surviving Insured's 100th birthday), KILICO will pay the Owner the Surrender Value of the Policy. On the Maturity Date, the Policy will terminate and KILICO will have no further obligations under the Policy.

CASH VALUE

     The Policy's Cash Value will reflect the investment experience of the selected Subaccounts, the frequency and amount of premiums paid, transfers between Subaccounts, withdrawals, any Fixed Account or Loan Account values, and any charges assessed in connection with the Policy. An Owner may make partial withdrawals of Cash Value or surrender the Policy and receive the Policy's Surrender Value, which equals the Cash Value less Debt. (See "Surrender Privilege.") There is no minimum guaranteed Cash Value.

     Calculation of Cash Value. The Cash Value of the Policy is the total of the Policy's Separate Account Value, Fixed Account Value and Loan Account value. The Cash Value is determined on each Valuation Date. It will first be calculated on the Policy Date. On that date, the Cash Value equals the initial Net Premium, less the monthly deductions for the first Policy month. (See "Charges and Deductions.")

     On any Valuation Date during the Policy Year, the Policy's Separate Account Value in any Subaccount will equal:

          (1) The Policy's Separate Account Value in the Subaccount at the end of the preceding Valuation Period, multiplied by the Investment Experience Factor (defined below) for the current Valuation Period; plus

          (2) Any Net Premium received during the current Valuation Period which are allocated to the Subaccount; plus

          (3) All amounts transferred to the Subaccount, either from another Subaccount or the Fixed Account or from the Loan Account in connection with the repayment of a Policy Loan (see "Policy Benefits and Rights--Policy Loans") during the current Valuation Period; minus

          (4) The pro rata portion of the monthly cost of insurance charge and any other charges assessed to the Subaccount (see "Charges and Deductions--Cost of Insurance Charge"); minus

          (5) All amounts transferred from the Subaccount during the current Valuation Period; minus

          (6) All amounts withdrawn from the Subaccount during the current Valuation Period; minus

          (7) All amounts loaned from the Subaccount during the current Valuation Period.

     There will also be Cash Value in the Loan Account if there is a Policy Loan outstanding. The Loan Account is credited with amounts transferred from Subaccounts in connection with Policy Loans. The Loan Account balance accrues daily interest at a rate equal to the Adjustable Loan Interest Rate reduced by not more than 1%. (See "Policy Benefits and Rights--Policy Loans.")

     The Cash Value in the Fixed Account is credited with interest at the annual rate declared by KILICO. The annual rate will never be less than 3%.

     Accumulation Unit Value. Each Subaccount has a distinct Accumulation Unit Value. When Net Premium or other amounts are allocated to a Subaccount, a number of units are purchased based on the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the allocation is made. When amounts are transferred out of, or deducted from, a Subaccount, units are redeemed in a similar manner.

     For each Subaccount, the Accumulation Unit Value was initially set at the same unit value as the net asset value of a share of the underlying Fund. The Accumulation Unit Value for each subsequent Valuation Period is the Investment Experience Factor for that Valuation Period multiplied by the Accumulation Unit Value for the immediately preceding period. Each Valuation Period has a single Accumulation Unit Value which applies for each day in the period. The number of Accumulation Units will not change as a result of investment experience.

The Investment Experience Factor may be greater or less than one; therefore, the Accumulation Unit Value may increase or decrease.

     Investment Experience Factor. The investment experience of the Separate Account is calculated by applying the Investment Experience Factor to the Separate Account Value in each Subaccount during a Valuation Period. Each Subaccount has its own distinct Investment Experience Factor. The Investment Experience Factor of a Subaccount for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) and (4) from the result, where:

     (1) is the net result of:

         a. The net asset value per share of the investments held in the Subaccount determined at the end of the current Valuation Period; plus

         b. the per share amount of any dividend or capital gain distributions made by the investment held in the Subaccount division, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

         c. a credit or charge for any taxes reserved for the current Valuation Period which KILICO determines to have resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the investment held in the Subaccount, determined at the end of the last prior Valuation Period;

     (3) is the factor representing the Mortality and Expense Risk Charge. (See "Charges and Deductions--Mortality and Expense Risk Charge.")

     (4) is the factor representing the Account Maintenance Fee (See "Charges and Deductions--Policy and Separate Account Administration Charges.")

POLICY LOANS

     After the first Policy Year, an Owner may by written request to KILICO borrow all or part of the maximum loan amount of the Policy. The maximum loan amount is 90% of the Policy's Cash Value. The amount of any new loan may not exceed the maximum loan amount less Debt on the date a loan is granted. The minimum amount of a loan is $500. Any amount due an Owner under a Policy Loan ordinarily will be paid within 7 days after KILICO receives a loan request at its Home Office, although payments may be postponed under certain circumstances. (See "Postponement of Payments" and "Federal Tax Matters.") If the Debt equals or exceeds the Cash Value, the Policy will terminate 61 days after notice is sent to the Owner, unless payment sufficient to keep the Policy in force for three months is received by KILICO at its Home Office.

     On the date a Policy Loan is made, an amount equal to the loan amount will be transferred from the Separate Account and Fixed Account to the Loan Account. Unless the Owner directs otherwise, the loan amount will be deducted from the Subaccounts and the Fixed Account in proportion to the values that each bears to the Separate Account Value of the Policy in all of the Subaccounts plus the Fixed Account Value at the end of the Valuation Period during which the request is received.

     The loan interest will be assessed at an adjustable rate determined by KILICO at the beginning of each Policy Year. The Policy guarantees that the loan interest rate will not exceed the greater of the interest rate set forth in the Policy and a published monthly average, currently Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc., or any successor to that service, for the calendar month that ends two months before the loan interest rate is determined by KILICO (the "Adjustable Loan Interest Rate"). Interest not paid within 31 days after it is due will be added, as of the due date, to the loan amount due upon the earlier of the next Policy Date anniversary or when coverage ceases upon lapse, surrender, death or maturity and will bear interest at the same rate. When interest is added to the loan amount, a transfer in this amount will be made from the Separate Account and the Fixed Account to the Loan Account.

     Cash Value in the Loan Account will earn interest at a declared rate equal to the Adjustable Loan Interest Rate reduced by not more than 1%. Such earnings will be allocated to the Loan Account.

     Loan Repayment. While the Policy is in force, Policy Loans may be repaid at any time, in whole or in part. At the time of repayment, Cash Value in the Loan Account equal to the amount of the repayment which exceeds the difference between interest due and interest earned will be allocated to the Subaccounts and the Fixed Account according to the Owner's current allocation instructions, unless otherwise requested by the Owner. Transfers from the Loan Account to the Separate Account or the Fixed Account as a result of the repayment of

Debt will be allocated at the end of the Valuation Period during which the repayment is received. Such transfers will not be counted in determining the transfers made within a 15 day period.

     Effects of Policy Loan. Policy Loans decrease Surrender Value and, therefore, the amount available to pay the charges necessary to keep the Policy in force. If Surrender Value on the day immediately preceding a Monthly Processing Date is less than the monthly deductions for the next month, KILICO will notify the Owner. (See "General Provisions--Written Notices and Requests.") The Policy will lapse and terminate without value, unless payment sufficient to keep the Policy in force for three months is made to KILICO within 61 days of the date such notice is sent to the Owner. (See "The Policy--Policy Termination, Lapse and Reinstatement.")

     Effect on Investment Experience. A Policy Loan will have an effect on the Cash Value of a Policy. The collateral for the loan (the amount held in the Loan Account) does not participate in the experience of the Subaccounts or the current interest rate of the Fixed Accounts while the loan is outstanding. If the interest credited to the Loan Account is more than the amount that would have been earned in the Subaccounts or the Fixed Account, the Cash Value will, and the Death Benefit may, be higher as a result of the Policy Loan. Conversely, if the amount credited to the Loan Account is less than would have been earned in the Subaccounts or the Fixed Account, the Cash Value, as well as the Death Benefit, may be less.

     Tax Treatment. If the Policy is treated as a modified endowment contract, a Policy Loan will be treated as a distribution and will be includible in income to the extent the Cash Value exceeds the premiums paid for the Policy. Therefore, a Policy Loan may be subject to Federal income tax and a 10% tax penalty may also apply. (See "Federal Tax Matters.")

SURRENDER PRIVILEGE

     While the Insured is living (or, if the Policy is a Survivorship Policy, at any time prior to the earlier of the death of the last surviving Insured and the Maturity Date) and provided the Policy is in force, the Owner may surrender the Policy for its Surrender Value. To surrender the Policy, the Owner must make written request to KILICO at its Home Office and return the Policy to KILICO. The Surrender Value is equal to the Cash Value less any Debt.

     Partial Withdrawals. After the first Policy Year, an Owner may make withdrawals of amounts less than the Surrender Value. The minimum amount of each withdrawal is $500. A withdrawal will decrease the Cash Value by the amount of the withdrawal and, if Death Benefit Option A is in effect, will reduce the Specified Amount by the amount of the withdrawal.

FREE-LOOK PERIOD AND EXCHANGE RIGHTS

     The Owner may, until the end of the period of time specified in the Policy, examine the Policy and return it for a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner or generally 30 days (45 days in North Carolina) after the Owner completes the application for insurance, whichever is later. The amount of the refund will depend on the state in which the Policy is issued, but will generally be the sum of the Cash Value in the Subaccounts and the Fixed Account. An Owner seeking a refund should return the Policy to KILICO at its Home Office or to the agent who sold the Policy.

     In certain states, at any time during the first two years after the Issue Date, the Owner may exchange the Policy for a non-variable permanent fixed benefit life insurance policy then currently being offered by KILICO or an affiliate on the life of the Insured(s). No evidence of insurability will be required. The amount of the new policy may be, at the election of the Owner, either the initial Death Benefit or the same net amount at risk as the Policy on the exchange date. All Debt under the Policy must be repaid and the surrender of the Policy is required before the exchange is made. The Policy Date and issue age will be the same as existed under the Policy.

                             CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUMS

     A state and local premium tax charge equal to the actual state tax rate may be deducted from each premium payment under the Policy prior to allocation of Net Premium. This charge is to reimburse KILICO for the payment of state premium taxes. State and local premium tax rates generally range from .50% to 5%. KILICO expects to pay an average state premium tax rate of approximately 2.18%, but the actual premium tax attributable to a Policy may be more or less. This charge may be increased or decreased to reflect any changes in state and local premium tax rates. In addition, a charge for Federal taxes equal to 1% of each premium payment will be deducted to compensate KILICO for a higher corporate income tax liability resulting from changes made to the Internal Revenue Code by the Omnibus Budget Reconciliation Act of 1990 (DAC Tax).

COST OF INSURANCE CHARGE

     A monthly deduction is made from the Subaccounts and the Fixed Account for the cost of insurance to cover KILICO's anticipated mortality costs. The cost of insurance charge is deducted monthly in advance and, unless otherwise requested, is allocated among the Subaccounts and the Fixed Account in proportion each bears to the Cash Value of the Policy less Debt.

     The cost of insurance will be deducted on the Policy Date and on each Monthly Processing Date thereafter by the cancellation of units. If the Monthly Processing Date falls on a day other than a Valuation Date, the charge will be determined on the next Valuation Date. The cost of insurance charge is determined by multiplying the applicable cost of insurance rate (see below) by the "net amount at risk" for each Policy month. The net amount at risk is equal to the Death Benefit divided by 1.0024663 minus the Cash Value on the Monthly Processing Date.

     Cost of Insurance Rate. The monthly cost of insurance rates are based on the issue age (or attained age in the case of increases in Specified Amount), sex, rate class of the Insured(s) and Policy Year. The monthly cost of insurance rates will be determined by KILICO based on its expectations as to future mortality experience. Any change in the schedule of rates will apply to all individuals of the same class as the Insured(s). The cost of insurance rate may never exceed those shown in the table of guaranteed maximum cost of insurance rates in the Policy. The guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Nearest Birthday, published by the National Association of Insurance Commissioners. Separate costs of insurance rates apply to any increases in Specified Amount.

     Rate Class. The rate class of an Insured will affect the cost of insurance rate. KILICO currently places Insureds in premier and preferred rate classes and rate classes involving a higher mortality risk. The cost of insurance rates for rate classes involving a higher mortality risk are multiples of the premier and preferred rates. (See "Charges and Deductions--Cost of Insurance Rate," above.)

MORTALITY AND EXPENSE RISK CHARGE

     A daily charge is deducted from the Subaccounts of the Separate Account for mortality and expense risks assumed by KILICO. The mortality and expense risk assumed is that KILICO's estimates of longevity and of the expenses incurred over the lengthy period the Policy may be in effect--which estimates are the basis for the level of other charges KILICO makes under the Policy--will not be correct. KILICO may use any profits from this charge for legitimate corporate purposes, including distribution.

     The amount of the Mortality and Expense Risk Charge will be determined based upon the cumulative amount of premiums paid with respect to a Policy, prior to any deduction for state and local premium tax and Federal taxes, and net of any partial withdrawals or Policy Loans. The following table reflects the effective annual rates at which the Mortality and Expense Risk Charge is currently deducted. These current rates are subject to change, but the Mortality and Expense Risk Charge is guaranteed never to exceed an effective annual rate of 0.90% of the average net assets of the Subaccounts of the Separate Account. The Mortality and Expense Risk Charge will be assessed daily against the average net assets of the Subaccounts of the Separate Account at a daily rate of the effective annual rate divided by 365. The effects of simple compounding may result in charges slightly in excess of the effective annual rate.

                  CUMULATIVE NET                     MORTALITY AND EXPENSE
                   PREMIUM PAID                           RISK CHARGE
                  --------------                     ---------------------
Up to $100,000.....................................          0.65%
$100,001 - $250,000................................          0.50%
$250,001 - $500,000................................          0.40%
$500,001 and higher................................          0.30%

     For the purpose of determining the amount of cumulative Net Premium paid in connection with any Policy, KILICO reserves the right to aggregate cumulative Net Premium paid in connection with one or more Policies which have a common grantor, Owner, sponsor (such as in split dollar arrangements), or which involve some other group arrangement.

POLICY AND SEPARATE ACCOUNT ADMINISTRATION CHARGES


     KILICO performs or delegates all administrative functions relative to the Policies and the Separate Account. Expenses of Policy administration include those associated with preparing the Policies and confirmations, maintenance of Owner records, and the cost of other services necessary for Owner servicing. Separate Account administration expenses include those related to preparation of annual reports and statements, maintenance of Subaccount records, and filing fees. In addition, certain expenses, such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements, are attributable to both the Policies and maintenance of the Separate Account. As compensation for these administrative expenses, KILICO is paid a Monthly Administrative Charge and an Account Maintenance Charge.



     Monthly Administrative Charge. KILICO deducts a charge from the Policy's Cash Value on each Monthly Processing Date in the amount of $20 per month during the first Policy Year and the first 12 months following an increase in Specified Amount, and $5 per month at all other times.


     Account Maintenance Charge. To further defray the costs of the administrative functions described above, KILICO deducts a daily charge from the Subaccount of the Separate Account. This charge will be at an effective annual rate of 0.45% of the average net assets of the Subaccount of the Separate Account. The Account Maintenance Charge will be assessed daily against the average net assets of the Subaccount of the Separate Account at a daily rate of the effective annual rate divided by 365. The effects of simple compounding may result in fees slightly in excess of the effective annual rate.


     Pursuant to its administrative services agreement with KILICO, Bancorp Services L.L.C. ("BSC") provides certain services to KILICO in connection with the Policy and management of the Separate Account. BSC receives a fee from KILICO based on the services it renders. KILICO is solely responsible for payment of the fee.


     In addition, KILICO and its affiliates have other business relationships with unaffiliated service providers who may have business relationships with prospective purchasers of the Policy. Thus, for example, KILICO and its affiliates have certain significant financial arrangements with BSC relating to the development and implementation of administrative and informational systems, product design, and the development of marketing materials for the Policy and other insurance and investment products. BSC may be called upon to perform other services for KILICO and its affiliates in connection with the sale of the Policy. KILICO and its affiliates also may enter into other business and investment arrangements with BSC.

OTHER CHARGES

     Taxes. Currently, no charges are made against the Separate Account for Federal, state or other taxes that may be attributable to the Separate Account. KILICO may, however, in the future impose charges for Federal income taxes attributable to the Separate Account. Charges for other taxes, if any, attributable to the Policy may also be made. (See "Federal Tax Matters.")

     Charges Against the Funds. Under the investment advisory agreements between each Fund, on behalf of the Portfolios, and the investment manager and/or adviser, such entities provide investment advisory and/or management services for the Portfolios. The Funds are responsible for the advisory fees and various other expenses. The investment advisory fees differ with respect to each of the Portfolios. (See "Summary--Fees and Expenses" and "The Funds.")

     KILICO may receive compensation from the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement and therefore may differ among Funds. For more information concerning the investment advisory fees and other charges against the Portfolios, see the prospectuses for the Funds and the statements of additional information of the Funds which are available upon request.

                               GENERAL PROVISIONS

SETTLEMENT OPTIONS

     The Owner, or Beneficiary at the death of the Insured (or last surviving Insured) if no election by the Owner is in effect, may elect to have all of the Death Benefit or Surrender Value of this Policy paid in a lump sum or have the amount applied to one of the Settlement Options. Payments under these options will not be affected by the investment experience of the Separate Account after proceeds are applied under a Settlement Option. Payment will be made as elected by the payee on a monthly, quarterly, semi-annual or annual basis. The option selected must result in a payment that is at least equal to KILICO's required minimum, according to rules in effect at the time the option is chosen. If at any time the payments are less than the minimum payment, KILICO may increase the period between payments to quarterly, semi-annual or annual so that the payment is at least equal to KILICO's minimum payment or to make the payment in one lump sum.

     The Cash Value on the day immediately preceding the date on which the first benefit payment is due will first be reduced by any Debt. The Surrender Value will be used to determine the benefit payment. The payment will be based on the Settlement Option elected in accordance with the appropriate settlement option table.

     Option 1--Income For Specified Period. KILICO will pay income for the period and payment mode elected, but not less than 5 years nor more than 30 years.

     Option 2--Life Income. KILICO will pay a monthly income to the payee during the payee's lifetime. If this option is elected, annuity payments terminate automatically and immediately on the death of the payee without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

     Option 3--Life Income with Installments Guaranteed. KILICO will pay a monthly income for the guaranteed period elected and thereafter for the remaining lifetime of the payee. The period elected may only be 5, 10, 15 or 20 years.

     Option 4--Joint and Survivor Income. KILICO will pay the full monthly income while both payees are living. Upon the death of either payee, the income will continue during the lifetime of the surviving payee. The surviving payee's income shall be the percentage of such full amount chosen at the time of election of this option. The percentages available are 50%, 66 2/3%, 75% and 100%. Payments terminate automatically and immediately upon the death of the surviving payee without regard to the number or total amount of payments received.

     KILICO's consent is necessary for any other payment methods.

     The guaranteed monthly payments are based on an interest rate of 2.50% per year and, where mortality is involved, the "1983 Table a" individual mortality table developed by the Society of Actuaries, with a 5-year setback.

POSTPONEMENT OF PAYMENTS

     General. Payment of any amount due upon: (a) Policy termination at the Maturity Date, (b) surrender of the Policy, (c) payment of any Policy Loan, or
(d) death of the Insured (or last surviving Insured), may be postponed whenever:

          (1) The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission;

          (2) The Commission by order permits postponement for the protection of Owners; or

          (3) An emergency exists, as determined by the Commission, as a result of which disposal of securities of the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Separate Account.

     Transfers may also be postponed under these circumstances.

     Death Benefit payments are generally not subject to deferral. However, KILICO may defer for up to six months payments of any surrender proceeds, withdrawal amounts, or loan amounts from the Fixed Account, unless otherwise required by law.

     Payment Not Honored by Bank. The portion of any payment due under the Policy which is derived from any amount paid to KILICO by check or draft may be postponed until such time as KILICO determines that such instrument has been honored by the bank upon which it was drawn.

THE CONTRACT

     The Policy, any endorsements, the application, and any supplemental application(s) constitute the entire contract between KILICO and the Owner. All statements made by an Owner or Insured or contained in the application and any supplemental application(s) will, in the absence of fraud or misrepresentation, be deemed representations and not warranties.

     Only the President, the Secretary, or an Assistant Secretary of KILICO is authorized to change or waive the terms of a Policy. Any change or waiver must be in writing and signed by one of those persons.

MISSTATEMENT OF AGE OR SEX

     If the age or sex of an Insured is misstated, the Death Benefit will be changed to what the cost of insurance on the previous Monthly Processing Date would have purchased based on the correct sex and age.

INCONTESTABILITY

     KILICO may contest the validity of a Policy if any material misrepresentations are made in the application or any supplemental application(s). However, a Policy will be incontestable after it has been in force during the lifetime of the Insured (or, if the Policy is a Survivorship Policy, during the lifetimes of both Insureds) for two years from the Issue Date. A new two-year contestability period will apply to each increase in Specified Amount and to reinstatements beginning with the effective date of the increase or reinstatement.

SUICIDE

     Suicide by an Insured, while sane or insane, within two years from the Issue Date of the Policy is a risk not assumed under the Policy. KILICO's liability for such suicide is limited to the premiums paid less any withdrawals and Debt. When the laws of the state in which a Policy is delivered require less than a two-year period, the period or amount paid will be as stated in such laws. If the Policy is a Survivorship Policy and there is a surviving Insured, KILICO will make a new Policy available to the surviving Insured, without evidence of insurability. The new Policy will have the same amount of insurance coverage, issue age, Policy Date, and rate class as the original Policy when it was issued. A new two-year period will apply to increases in Specified Amount and to reinstatements beginning with the effective date of the increase or reinstatement.

ASSIGNMENT

     No assignment of a Policy is binding on KILICO until it is received and accepted by KILICO at its Home Office. KILICO assumes no responsibility for the validity of the assignment. Any claim under an assignment is subject to proof of the extent of the interest of the assignee. If a Policy is assigned, the rights of the Owner and Beneficiary are subject to the rights of the assignee of record. An assignment of coverage may have tax consequences. (See "Federal Tax Matters.")

NONPARTICIPATING

     The Policy will not pay dividends. It will not participate in any of KILICO's surplus or earnings.

OWNER AND BENEFICIARY

     Unless otherwise provided in the application or subsequently changed, the Insured is the Owner. The Owner has exclusive right to cancel or amend the Policy by agreement with KILICO and exercise every option or right conferred by this Policy, including the right of assignment.

     Primary and secondary Beneficiaries may be designated by the Owner in the application. If changed, the primary or secondary Beneficiary is as shown in the latest change filed with KILICO. One or more primary or secondary Beneficiaries may be named. In such case, the proceeds of the Policy will be paid in equal shares to the survivors in the appropriate beneficiary class, unless otherwise requested by the Owner. If no Beneficiary is designated or survives the Insured, the Insured's estate will be the Beneficiary. If the Policy is a Survivorship Policy and no Beneficiary is living upon the death of the last surviving Insured, the estate of the last surviving Insured will be the Beneficiary. If a Beneficiary dies within ten days of the Insured's death, proceeds of the Policy will be paid as if the Insured had survived the Beneficiary. The interest of any Beneficiary may be subject to that of an assignee.

     The Owner may, at any time during the life of the Insured(s) and while the Policy is in force, designate in writing a new Owner or Beneficiary. Any change of Owner or Beneficiary must be made in writing in a form acceptable to KILICO. Any such change must not be prohibited by the terms of an existing assignment, Beneficiary designation or other restriction. KILICO reserves the right to require the return of the Policy for endorsement for any change. The change will take effect as of the date the request is signed; however, KILICO will not be liable for any payment made or other action taken before the notice has been received at KILICO's Home Office. A change of ownership may have tax consequences. (See "Federal Tax Matters.")

RECORDS AND REPORTS

     KILICO or its designee will maintain all records relating to the Separate Account. KILICO will send Owners, at their last known address of record, an annual report stating the Death Benefit, the Accumulation Unit Values, the Cash Value and Surrender Value under the Policy, and indicating any additional premium payments, partial withdrawals, transfers, Policy Loans and repayments and charges made during the Policy Year. In addition, Owners will be sent confirmations and acknowledgments of various transactions. Owners will also be sent annual and semi-annual reports for the Funds to the extent required by the 1940 Act.

WRITTEN NOTICES AND REQUESTS

     Any written notice or request to be sent to KILICO should be sent to its Home Office at 1 Kemper Drive, Long Grove, Illinois 60049. The notice or request should include the Policy number and the full name(s) of the Insured(s). Any notice sent by KILICO to an Owner will be sent to the address shown in the application unless an address change has been filed with KILICO.

OPTIONAL INSURANCE BENEFITS

     Subject to certain requirements, an Owner may elect to add one or both of the following optional insurance benefits to the Policy by a rider at the time of application for a Policy. These optional benefits are (i) continuation of the Policy under an extended Maturity Date and (ii) acceleration of the payment of a portion of the Death Benefit when an Insured is terminally ill. The cost of any additional insurance benefits will be deducted as part of the monthly deductions. There currently is no charge associated with the option to extend the Maturity Date. Certain restrictions may apply. Restrictions and provisions related to these benefits are more fully described in the applicable rider. Samples of the provisions are available from KILICO upon written request.

                             DOLLAR COST AVERAGING

     An Owner may predesignate a portion of the Cash Value under a Policy attributable to the Fixed Account or the Fidelity VIP Money Market Subaccount (the designated account is referred to as the "DCA Account") to be automatically transferred on a monthly basis to one or more of the other Subaccounts and the Fixed Account. An Owner may enroll in this program at the time the Policy is issued or anytime thereafter by properly completing the Dollar Cost Averaging enrollment form and returning it to KILICO at its Home Office at least five (5) business days prior to the 10th day of a month, which is the date that all Dollar Cost Averaging transfers will be made ("Transfer Date").

     Transfers will commence on the first Transfer Date following the Trade Date if the initial Net Premium has been allocated to the Fidelity VIP Money Market Subaccount. In all other cases, transfers will commence on the first Transfer Date following the Issue Date, subject to the requirements stated above. Transfers will be made in the amounts designated by the Owner and must be at least $500 per Subaccount or Fixed Account. The total Cash Value in the DCA Account at the time Dollar Cost Averaging is elected must be at least equal to the greater of $10,000 or the amount designated to be transferred on each Transfer Date multiplied by the duration selected. Dollar Cost Averaging will cease automatically if the Cash Value does not equal or exceed the amount designated to be transferred on each Transfer Date and the remaining amount will be transferred.

     Dollar Cost Averaging will terminate when (i) the number of designated monthly transfers has been completed, (ii) the Cash Value attributable to the DCA Account is insufficient to complete the next transfer, (iii) the Owner requests termination in writing and such writing is received by KILICO at its Home Office at least five (5) business days prior to the next Transfer Date in order to cancel the transfer scheduled to take effect on such date, or (iv) the Policy is surrendered. KILICO reserves the right to amend Dollar Cost Averaging on thirty (30) days notice or terminate it at any time.

     An Owner may initiate or reinstate Dollar Cost Averaging or change existing Dollar Cost Averaging terms by properly completing the new enrollment form and returning it to KILICO at its Home Office at least five (5) business days (ten
(10) business days for Fixed Account transfers) prior to the next Transfer Date on which such transfer is to be made.

     When utilizing Dollar Cost Averaging, an Owner must be invested in the DCA Account and may be invested in the Fixed Account and a maximum of eight (8) other Subaccounts at any given time.

                           SYSTEMATIC WITHDRAWAL PLAN

     KILICO administers a Systematic Withdrawal Plan ("SWP") which allows certain Owners to preauthorize periodic withdrawals after the first Policy Year. Owners entering into a SWP agreement instruct KILICO to withdraw selected amounts from the Fixed Account or from a maximum of two (2) Subaccounts on a monthly, quarterly, semi-annual or annual basis. Currently, the SWP is available to Owners who request a minimum $500 periodic payment. The amounts distributed under the SWP are partial withdrawals. (See "Policy Benefits and

Rights--Surrender Privileges.") Withdrawals taken under the SWP may be subject to income taxes, withholding and tax penalties. (See "Federal Tax Matters.") Owners interested in the SWP may obtain an application and full information concerning this program and its restrictions from their representative or KILICO's Home Office. The right is reserved to amend the SWP on thirty (30) days notice. The SWP may be terminated at any time by the Owner or KILICO.

                            DISTRIBUTION OF POLICIES

     The Policy is sold by licensed insurance representatives who represent KILICO and who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and are members of the National Association of Securities Dealers, Inc. The Policy is distributed through the principal underwriter, LIS Securities ("LIS"). KILICO and LIS are affiliated through Zurich's ownership. Pursuant to a Distribution Agreement between KILICO and LIS, LIS is authorized to enter into Selling Group Agreements with broker-dealers that are registered under the 1934 Act and are members of the NASD. LIS is engaged in the distribution of other variable life policies and annuities.

     The Policy is available for distribution through entities or persons that provide separate trust or consultative estate and business planning services for which they charge a fee. The fees are not a part of the Policy and KILICO is not responsible for the payment of the fees. Under special circumstances with KILICO's consent, the Policy may be distributed through entities or persons that do not provide such additional services.

     Notwithstanding that no explicit sales load is imposed under the Policies, KILICO, through LIS, pays compensation, not to exceed 5% of premiums paid, to selected broker-dealers. Part of the compensation will be used to cover the broker-dealer's costs including but not limited to those associated with the provision of sales, training and other marketing support, record keeping, compliance oversight, and general office related overhead.

GROUP OR SPONSORED ARRANGEMENTS

     Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Individual Policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans and deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

     KILICO may reduce the following types of charges for Policies issued in connection with group or sponsored arrangements: the cost of insurance charge, mortality and expense risk charge, account maintenance charge and monthly administrative charge. KILICO may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis. Due to the underwriting criteria established for Policies issued on a non-medical, guaranteed issue basis, actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. In addition, KILICO may also specify different minimum initial premiums at issue for Policies issued in connection with group or sponsored arrangements.

     The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements, and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. The charges will be reduced in accordance with KILICO's practice in effect when the Policy is issued. The elimination or modification of underwriting requirements will be done in accordance with KILICO's administrative procedures with respect to underwriting when the Policy is issued. Reductions and modifications will not be made where prohibited by applicable law and will not be unfairly discriminatory against any person including the purchasers to whom the reduction or modification applies and all other Owners of the Policy.

                              FEDERAL TAX MATTERS

INTRODUCTION

     The following discussion of the Federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this

Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

     This discussion does not address state or local tax consequences associated with the purchase of the Policy. In addition, KILICO MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE OR LOCAL--OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

KILICO'S TAX STATUS

     Under current interpretations of Federal income tax law, KILICO is taxed as a life insurance company and the operations of the Separate Account are treated as part of the total operations of KILICO. The operations of the Separate Account do not materially affect KILICO's Federal income tax liability because KILICO is allowed a deduction to the extent that net investment income of the Separate Account is applied to increase Policy Cash Values. KILICO may incur state and local taxes attributable to the Separate Account. At present, these taxes are not significant. Accordingly, KILICO does not charge or credit the Separate Account for Federal, state or local taxes. However, KILICO's Federal income taxes are increased in respect of the Policies because of the Federal tax law's treatment of deferred acquisition costs. Accordingly, a charge equal to 1% of each premium payment in all Policy Years is made to compensate KILICO for its higher corporate income tax liability.

     If there is a material change in applicable Federal, state or local law, charges or credits may be made to the Separate Account for Federal, state or local taxes, or reserves for such taxes, if any, attributable to the Separate Account. Such charges or credits will be determined independent of the taxes actually paid by KILICO.

TAXATION OF LIFE INSURANCE POLICIES

     TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. KILICO believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Cash Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) KILICO, rather than the Owner, is considered the owner of the assets of the Separate Account for Federal income tax purposes.

     DIVERSIFICATION REQUIREMENTS. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Separate Account, are to be "adequately diversified." If the Separate Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for Federal income tax purposes and the Owner would generally be taxable currently on the income on the contract (as defined in the tax law). KILICO expects that the Separate Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

     OWNERSHIP TREATMENT. In certain circumstances, variable life insurance contract owners may be considered the owners, for Federal income tax purposes, of the assets of a segregated asset account, such as the Separate Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Separate Account values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Owner being treated as the owner of a portion of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. In addition, KILICO does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. KILICO therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Separate Account. However, there is no assurance that such efforts would be successful.

     The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for Federal tax purposes.

     TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the Death Benefit payable under a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit being taxable. If the Death Benefit is not received in a lump sum and is, instead, applied under a Settlement Option, generally payments will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the Insured's death), which will be includible in the Beneficiary's income.

     TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in an Owner's Cash Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" will be includible in the Owner's income. The "investment in the contract" generally is the aggregate premium payments less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for Federal income tax purposes.

POLICIES WHICH ARE NOT MECS

     TAX TREATMENT OF WITHDRAWALS GENERALLY. If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premiums paid and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent the withdrawal exceeds the investment in the contract immediately before the withdrawal.

     CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY
YEARS. As indicated above, Section 7702 places limitations on the amount of premiums that may be paid and the Cash Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Specified Amount, a change from an Option B Death Benefit to an Option A Death Benefit, if withdrawals are made, and in certain other instances.

     TAX TREATMENT OF LOANS. If a Policy is not classified as a MEC, a loan under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However, in those situations where the interest rate credited to the Loan Account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Owner's income.

     Generally, interest paid on any loans under this Policy will not be tax deductible. The nondeductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for Federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax adviser regarding the deductibility of interest incurred in connection with loans under this Policy.

     In addition, in the case of Policies issued to a non-natural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a policy even if no loans are taken under the policy. An exception to the latter rule is provided for certain life Policies which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee of, a trade or business. However, this exception is not applicable to Survivorship Policies, other than where the Insureds are a 20-percent owner and his or her spouse. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a policy, should consult a tax adviser.

POLICIES WHICH ARE MECS

     CHARACTERIZATION OF A POLICY AS A MEC. In general, a Policy will be considered a MEC for Federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test." This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the first 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test.

     KILICO will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Owner may then request that KILICO take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

     TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Cash Value exceeds the investment in the contract. The amount of any Policy loan will be treated as a withdrawal for tax purposes. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

     If the Owner assigns or pledges any portion of the Cash Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a qualified tax adviser.

     PENALTY TAX. Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2 (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

     AGGREGATION OF POLICIES. All life insurance contracts which are treated as MECs and which are purchased by the same person from KILICO or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purpose of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

     SURVIVORSHIP POLICIES. Although KILICO believes that the Policy, when issued as a Survivorship Policy, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to Survivorship Policies is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of Policy, there is necessarily some uncertainty whether a Survivorship Policy will meet the Section 7702 definition of a life insurance contract. Prospective owners considering the purchase of the Policy as a Survivorship Policy should consult a qualified tax adviser.

     Where the Owner of the Policy is the last surviving Insured, the Death Benefit will generally be includible in the Owner's estate on his or her death for purposes of the Federal estate tax. If the Owner dies and was not the last surviving Insured, the fair market value of the Policy would be included in the Owner's estate. In general, no part of the Policy's value would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

     TREATMENT OF MATURITY BENEFITS AND EXTENSION OF MATURITY DATE. At the Maturity Date, the Surrender Value will be paid to the Owner. This payment will be taxable in the same manner as a Surrender of the Policy. If the Owner elects to add at the time of purchase a rider to extend the Maturity Date, it is possible that the IRS could treat the Owner as being in constructive receipt of the Cash Value when the Insured reaches age 100. If this were the case, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

     ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW. KILICO reserves the right to refund premiums which exceed those permitted by the Federal tax definition of life insurance. KILICO also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the Federal tax definition of life insurance.

     OTHER CONSIDERATIONS. Changing the Owner, exchanging the Policy, changing from one Death Benefit option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.

FEDERAL INCOME TAX WITHHOLDING

     KILICO will withhold and remit to the Federal government a part of the taxable portion of withdrawals made under a Policy unless the Owner notifies KILICO in writing at or before the time of the withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether KILICO withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

                              LEGAL CONSIDERATIONS

     On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The Policy described in this Prospectus contains cost of insurance rates that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Federal, state and local laws, including Title VII of the Civil Rights Act, the Equal Pay Act, and Norris and subsequent cases on any employment-related insurance or fringe benefit program before purchasing this Policy.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

     KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of the shares of each Portfolio by each of the Subaccounts.

                                VOTING INTERESTS

     To the extent required by law, KILICO will vote a Fund's shares held in the Separate Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result KILICO determines that it is permitted to vote a Fund's shares in its own right, it may elect to do so.

     Owners of all Policies participating in each Subaccount shall have voting interests with respect to that Subaccount, based upon each Owner's proportionate interest in that Subaccount as measured by units.

     Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate Portfolio of the Funds.

     KILICO will vote shares of the Funds for which it has not received timely instructions in proportion to the voting instructions that KILICO has received with respect to all variable policies participating in a Portfolio.

KILICO will also vote any Fund shares attributed to amounts it has accumulated in the Subaccounts in the same proportions that Owners vote.

     KILICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or of one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of the Fund. In addition, KILICO itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser of a Portfolio of a Fund if KILICO reasonably disapproves of such changes. A proposed change would be disapproved only if the change is contrary to state law or prohibited by state regulatory authorities, or if KILICO determines that the change would have an adverse effect on its General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event KILICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                           STATE REGULATION OF KILICO

     KILICO, a stock life insurance company organized under the laws of Illinois, is subject to regulation by the Illinois Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of KILICO as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of KILICO and the Separate Account and certifies to their adequacy, and a full examination of KILICO's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

     In addition, KILICO is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                        DIRECTORS AND OFFICERS OF KILICO

     The directors and principal officers of KILICO are listed below together with their current positions and their other business experience during the past five years. The address of each officer and director is 1 Kemper Drive, Long Grove, Illinois 60049.


           NAME AND AGE
       POSITION WITH KILICO
         YEAR OF ELECTION              OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
       --------------------            -----------------------------------------------------
John B. Scott (54)                  Chief Executive Officer, President and Director of Federal
Chief Executive Officer since       Kemper Life Assurance Company (FKLA) and Fidelity Life
February 1992. President since      Association (FLA) since 1988. Chief Executive Officer,
November 1993. Director since       President and Director of Zurich Life Insurance Company of
1992.                               America (ZLICA) and Zurich Direct, Inc. (ZD) since March
                                    1996. Chairman of the Board and Director of Investors
                                    Brokerage Services, Inc. (IBS) and Investors Brokerage
                                    Services Insurance Agency, Inc. (IBSIA) since 1993. Chairman of the Board of FKLA and FLA from April 1988 to January
                                    1996. Chairman of the Board of KILICO from February 1992 to
                                    January 1996. Executive Vice President and Director of
                                    Kemper Corporation (Kemper) from January 1994 and March
                                    1996, respectively. Executive Vice President of Kemper
                                    Financial Companies, Inc. from January 1994 to January 1996 and Director from 1992 to January 1996.

Eliane C. Frye (51)                 Executive Vice President of FKLA and FLA since 1995.
Executive Vice President since      Executive Vice President of ZLICA and ZD since March 1996.
1995. Director since May 1998.      Director of FLA since December 1997. Director of FKLA and
                                    ZLICA since May 1998. Director of ZD from March 1996 to
                                    March 1997. Director of IBS and IBSIA since 1995. Senior
                                    Vice President of KILICO, FKLA and FLA from 1993 to 1995.
                                    Vice President of FKLA and FLA from 1988 to 1993.

           NAME AND AGE
       POSITION WITH KILICO
         YEAR OF ELECTION              OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
       --------------------            -----------------------------------------------------
Frederick L. Blackmon (46)          Senior Vice President and Chief Financial Officer of FKLA
Senior Vice President and Chief     since December 1995. Senior Vice President and Chief
Financial Officer since December    Financial Officer of FLA since January 1996. Senior Vice
1995.                               President and Chief Financial Officer of ZLICA since March
                                    1996. Senior Vice President and Chief Financial Officer of
                                    ZD since March 1996. Director of FLA since May 1998.
                                    Director of ZD from March 1996 to March 1997. Treasurer and
                                    Chief Financial Officer of Kemper since January 1996. Chief
                                    Financial Officer of Alexander Hamilton Life Insurance
                                    Company from April 1989 to November 1995.

James C. Harkensee (40)             Senior Vice President of FKLA and FLA since January 1996.
Senior Vice President since         Senior Vice President of ZLICA since 1995. Senior Vice
January 1996.                       President of ZD since 1995. Director of ZD from April 1993 to March 1997. Vice President of ZLICA from 1992 to 1995.
                                    Chief Actuary of ZLICA from 1991 to 1994. Assistant Vice
                                    President of ZLICA from 1990 to 1992. Vice President of ZD from 1994 to 1995.

James E. Hohmann (42)               Senior Vice President and Chief Actuary of FKLA since
Senior Vice President and Chief     December 1995. Senior Vice President and Chief Actuary of
Actuary since December 1995.        FLA since January 1996. Senior Vice President and Chief
Director since May 1998.            Actuary of ZLICA since March 1996. Senior Vice President and
                                    Chief Actuary of ZD since March 1996. Director of FLA since
                                    June 1997. Director of FKLA and ZLICA since May 1998.
                                    Director of ZD from March 1996 to March 1997. Managing
                                    Principal (Partner) of Tillinghast-Towers Perrin from
                                    January 1991 to December 1995. Consultant/Principal
                                    (Partner) of Tillinghast-Towers Perrin from November 1986 to
                                    January 1991.

Edward K. Loughridge (43)           Senior Vice President and Corporate Development Officer of
Senior Vice President and           FKLA and FLA since January 1996. Senior Vice President and
Corporate Development Officer       Corporate Development Officer for ZLICA and ZD since March
since January 1996.                 1996. Senior Vice President of Human Resources of
                                    Zurich-American Insurance Group from February 1992 to March
                                    1996.

Debra P. Rezabek (42)               Senior Vice President of FKLA and FLA since March 1996.
Senior Vice President since 1996.   Corporate Secretary of FKLA and FLA since January 1996.
General Counsel since 1992.         Director of FLA since May 1998. Vice President of KILICO,
Corporate Secretary since January   FKLA and FLA since 1995. General Counsel and Director of
1996.                               Government Affairs of FKLA and FLA since 1992 and of KILICO since 1993. Senior Vice President, General Counsel and
                                    Corporate Secretary of ZLICA since March 1996. Senior Vice
                                    President, General Counsel and Corporate Secretary of ZD
                                    since March 1996. Director of ZD from March 1996 to March
                                    1997. Secretary of IBS and IBSIA since 1993. Director of IBS and IBSIA from 1993 to 1996. Assistant General Counsel of
                                    FKLA and FLA from 1988 to 1992. General Counsel and
                                    Assistant Secretary of KILICO, FKLA and FLA from 1992 to
                                    1996. Assistant Secretary of Kemper since January 1996.

Kenneth M. Sapp (53)                Senior Vice President of FKLA, FLA and ZLICA since January
Senior Vice President since         1998. Director of IBS since May 1998. Director of IBSIA
January 1998.                       since September 1998. Vice President--Aetna Life Brokerage of Aetna Life & Annuity Company from February 1992 to
                                    January 1998.

George Vlaisavljevich (55)          Senior Vice President of FKLA, FLA and ZLICA since October
Senior Vice President since         1996. Senior Vice President of ZD since March 1997. Director
October 1996.                       of IBS and IBSIA since October 1996. Executive Vice
                                    President of The Copeland Companies from April 1983 to
                                    September 1996.

Loren J. Alter (59)                 Director of FKLA, FLA and Scudder Kemper Investments, Inc.
Director since January 1996.        (SKI) since January 1996. Director of ZLICA since May 1979.
                                    Executive Vice President of Zurich Insurance Company since
                                    1979. President, Chief Executive Officer and Director of
                                    Kemper since January 1996.

           NAME AND AGE
       POSITION WITH KILICO
         YEAR OF ELECTION              OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
       --------------------            -----------------------------------------------------
William H. Bolinder (55)            Chairman of the Board and Director of FKLA and FLA since
Chairman of the Board and Director  January 1996. Chairman of the Board of ZLICA and ZD since
since January 1996.                 March 1995. Chairman of the Board and Director of Kemper
                                    since January 1996. Vice Chairman and Director of SKI since
                                    January 1996. Member of the Corporate Executive Board of
                                    Zurich Insurance Group since October 1994. Chairman of the
                                    Board of American Guarantee and Liability Insurance Company,
                                    Zurich American Insurance Company of Illinois, American
                                    Zurich Insurance Company and Steadfast Insurance Company
                                    since 1995. Chief Executive Officer of American Guarantee
                                    and Liability Insurance Company, Zurich American Insurance
                                    Company of Illinois, American Zurich Insurance Company and
                                    Steadfast Insurance Company from 1986 to June 1995.
                                    President of Zurich Holding Company of America since 1986.
                                    Manager of Zurich Insurance Company, U.S. Branch since 1986.
                                    Underwriter for Zurich American Lloyds since 1986.

David A. Bowers (52)                Director of FKLA and ZLICA since May 1997. Director of FLA
Director since May 1997.            since June 1997. Executive Vice President, Corporate
                                    Secretary and General Counsel of Zurich-American Insurance
                                    Group since August 1985. Vice President, General Council and
                                    Secretary of Kemper since January 1996.


                                 LEGAL MATTERS

     All matters of Illinois law pertaining to the Policy, including the validity of the Policy and KILICO's right to issue the Policy under Illinois Insurance Law, have been passed upon by Debra P. Rezabek, Senior Vice President, General Counsel, and Corporate Secretary of KILICO. Jorden Burt Boros Cicchetti Berenson & Johnson, LLP, Washington, D.C., has advised KILICO on certain legal matters concerning Federal securities laws applicable to the issue and sale of Policies.

                               LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. KILICO is not a party in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                              YEAR 2000 COMPLIANCE

     Many existing computer programs were originally designed without considering the impact of the year 2000 and currently use only two digits to identify the year in the date field. This issue affects nearly all companies and organizations and could cause computer applications and systems to fail or create erroneous results to occur for any transaction with a date of January 1, 2000, or later.

     Many companies must undertake major projects to address the year 2000 issue and each company's costs and uncertainties will depend on a number of factors, including its software and hardware, and the nature of the industry. Companies must also coordinate with other entities with which they electronically interact, including suppliers, customers, creditors and other financial services institutions.

     If a company does not successfully address its year 2000 issues it could face material adverse consequences in the form of lawsuits against the company, lost business, erroneous results and substantial operating problems after January 1, 2000.

     KILICO has taken substantial steps over the last several years to ensure that its systems will be compliant for the year 2000. Such steps have included the replacement of older systems with new systems that are already compliant. In 1996, KILICO replaced its investment accounting system and in 1997 KILICO replaced its general ledger and accounts payable system. KILICO has also ensured that new systems developed to support new product introductions in 1996 and 1997 are already year 2000 compliant. Data processing expenses related solely to bringing KILICO's systems in compliance with the year 2000 amounted to $88 thousand in 1997 and KILICO anticipates that it will cost an additional $895 thousand to bring all remaining systems into compliance. KILICO has also undertaken steps which require that all other entities with which KILICO electronically interacts, including suppliers and other financial services institutions, attest in writing to KILICO that their systems are year 2000 compliant.

                                    EXPERTS


     The consolidated balance sheet of KILICO as of December 31, 1997 and the related consolidated statements of operations, stockholder's equity, and cash flows for the year ended December 31, 1997 have been included herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers, LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The consolidated balance sheet of KILICO as of December 31, 1996 and the related consolidated statements of operations, stockholder's equity, and cash flows for the period from January 4, 1996 to December 31, 1996 and for the year ended December 31, 1995 have been included herein and in the registration statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG Peat Marwick LLP covering KILICO's financial statements referred to above contains an explanatory paragraph that states as a result of the acquisition of its parent, Kemper Corporation, the consolidated financial information for the period after the acquisition is presented on a different cost basis than that for the period before the acquisition and, therefore, is not comparable.


     Actuarial matters included in this Prospectus have been examined by Steven
D. Powell, FSA, as stated in the opinion filed as an exhibit to the registration statement.

                             REGISTRATION STATEMENT

     A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies. For further information concerning the Separate Account, KILICO and the Policy, reference is made to the registration statement as amended with exhibits. Copies of the registration statement are available from the Commission upon payment of a fee.

                              FINANCIAL STATEMENTS


     No financial statements are included for the Separate Account. As of December 31, 1997, the end of KILICO's most recent fiscal year, the Separate Account had not yet commenced operations, had no assets or liabilities, and had received no income or incurred any expense. The financial statements of KILICO that are included should be considered only as bearing upon KILICO's ability to meet its contractual obligations under the Policy. KILICO's financial statements do not bear on the investment experience of the assets held in the Separate Account. There has been no adverse material change in KILICO's financial position since the dates of the audited financial statements. In addition to the audited financial statements for the year ended December 31, 1997, KILICO has provided unaudited financial statements for the period ended June 30, 1998.


                             CHANGE OF ACCOUNTANTS

     On September 12, 1997, KILICO appointed the accounting firm of PricewaterhouseCoopers, LLP (on July 1, 1998, Coopers & Lybrand L.L.P. merged with Price Waterhouse LLP to form PricewaterhouseCoopers, LLP) as independent accountants for the year ended December 31, 1997 to replace KPMG Peat Marwick LLP effective with such appointment. KILICO's Board of Directors approved the selection of PricewaterhouseCoopers, LLP as the new independent accountants. Management had not consulted with PricewaterhouseCoopers, LLP on any accounting, auditing or reporting matter, prior to that time.

     During the two most recent fiscal years ended December 31, 1996, there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events. KPMG Peat Marwick LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.


     There were no disagreements with PricewaterhouseCoopers, LLP on accounting or financial disclosures for the year ended December 31, 1997.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors and Stockholder
Kemper Investors Life Insurance Company:

     We have audited the accompanying consolidated balance sheet of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1997, and the related consolidated statements of operations, stockholder's equity, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. The financial statements of Kemper Investors Life Insurance Company and subsidiaries for the period from January 4, 1996 to December 31, 1996 (post-acquisition basis) and for the year ended December 31, 1995 (pre-acquisition basis), were audited by other auditors, whose unqualified report, dated March 21, 1997, included an explanatory paragraph that described the acquisition of Kemper Investors Life Insurance Company as discussed in Note 1 to the financial statements.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1997, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

                                       /s/ PRICEWATERHOUSECOOPERS LLP

                                       -----------------------------------------
                                       Coopers & Lybrand L.L.P.

Chicago, Illinois
March 18, 1998

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
Kemper Investors Life Insurance Company:

     We have audited the accompanying consolidated balance sheet of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and the related consolidated statements of operations, stockholder's equity, and cash flows for the period from January 4, 1996 to December 31, 1996 (post-acquisition), and for the year ended December 31, 1995 (pre-acquisition). These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the aforementioned post-acquisition consolidated financial statements present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and the results of their operations and their cash flows for the post-acquisition period, in conformity with generally accepted accounting principles. Also, in our opinion, the aforementioned pre-acquisition consolidated financial statements present fairly, in all material respects, the results of their operations and their cash flows for the pre-acquisition period, in conformity with generally accepted accounting principles.


     As discussed in Note 1 to the consolidated financial statements, effective January 4, 1996, an investor group as described in Note 1, acquired all of the outstanding stock of Kemper Corporation, the parent of Kemper Investors Life Insurance Company, in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the period after the acquisition is presented on a different cost basis than that for the period before the acquisition and, therefore, is not comparable.


                                       KPMG PEAT MARWICK LLP

Chicago, Illinois
March 21, 1997

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                       (in thousands, except share data)

                                                              DECEMBER 31   DECEMBER 31
                                                                 1997          1996
                                                              -----------   -----------
ASSETS
Fixed maturities, available for sale, at fair value
  (amortized cost: December 31, 1997, $3,644,075; December
  31, 1996, $3,929,650).....................................  $3,668,643    $3,866,431
Short-term investments......................................     236,057        71,696
Joint venture mortgage loans................................      72,663       110,971
Third-party mortgage loans..................................     102,974       106,585
Other real estate-related investments.......................      44,409        50,157
Policy loans................................................     282,439       288,302
Equity securities...........................................      24,839         9,910
Other invested assets.......................................      20,820        13,597
                                                              -----------   ----------
          Total investments.................................   4,452,844     4,517,649
Cash........................................................      23,868         2,776
Accrued investment income...................................     117,789       115,199
Goodwill....................................................     229,393       244,688
Value of business acquired..................................     138,482       189,639
Deferred insurance acquisition costs........................      59,459        26,811
Deferred income taxes.......................................      39,993            --
Reinsurance recoverable.....................................     382,609       427,165
Receivable on sales of securities...........................      20,076        32,569
Other assets and receivables................................       3,187        34,117
Assets held in separate accounts............................   5,121,950     2,127,247
                                                              -----------   ----------
          Total assets......................................  $10,589,650   $7,717,860
                                                              ===========   ==========
LIABILITIES
Future policy benefits......................................  $3,856,871    $4,256,521
Ceded future policy benefits................................     382,609       427,165
Benefits and funds payable..................................     150,524        36,142
Other accounts payable and liabilities......................     212,133        59,462
Deferred income taxes.......................................          --        60,362
Liabilities related to separate accounts....................   5,121,950     2,127,247
                                                              -----------   ----------
          Total liabilities.................................   9,724,087     6,966,899
                                                              -----------   ----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding 250,000 shares.....       2,500         2,500
Additional paid-in capital..................................     806,538       761,538
Unrealized gain (loss) on investments.......................      12,637       (47,498)
Retained earnings...........................................      43,888        34,421
                                                              -----------   ----------
          Total stockholder's equity........................     865,563       750,961
                                                              -----------   ----------
          Total liabilities and stockholder's equity........  $10,589,650   $7,717,860
                                                              ===========   ==========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (in thousands)

                                                                     YEAR ENDED DECEMBER 31
                                                             --------------------------------------
                                                                                     PREACQUISITION
                                                                                     --------------
                                                               1997         1996          1995
                                                               ----         ----          ----
REVENUE
Net investment income......................................  $296,195     $299,688     $ 348,448
Realized investment gains (losses).........................    10,546       13,602      (318,700)
Premium income.............................................    22,239        7,822           236
Separate account fees and charges..........................    85,413       25,309        21,909
Other income...............................................    11,087        9,786        16,192
                                                             --------     --------     ---------
          Total revenue....................................   425,480      356,207        68,085
                                                             --------     --------     ---------
BENEFITS AND EXPENSES
Interest credited to policyholders.........................   199,782      223,094       237,984
Claims incurred and other policyholder benefits............    28,372       14,255         7,631
Taxes, licenses and fees...................................    52,608        2,173         6,912
Commissions................................................    32,602       25,962        24,881
Operating expenses.........................................    36,837       24,678        20,837
Deferral of insurance acquisition costs....................   (38,177)     (27,820)      (36,870)
Amortization of insurance acquisition costs................     3,204        2,316        14,423
Amortization of value of business acquired.................    24,948       21,530       --
Amortization of goodwill...................................    15,295       10,195       --
                                                             --------     --------     ---------
          Total benefits and expenses......................   355,471      296,383       275,798
                                                             --------     --------     ---------
Income (loss) before income tax expense (benefit)..........    70,009       59,824      (207,713)
Income tax expense (benefit)...............................    31,292       25,403       (74,664)
                                                             --------     --------     ---------
          Net income (loss)................................  $ 38,717     $ 34,421     $(133,049)
                                                             ========     ========     =========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (in thousands)

                                                                                         PREACQUISITION
                                                                                         --------------
                                                DECEMBER 31   DECEMBER 31   JANUARY 4     DECEMBER 31
                                                   1997          1996         1996            1995
                                                -----------   -----------   ---------     -----------
CAPITAL STOCK, beginning and end of period....   $  2,500      $  2,500     $  2,500       $   2,500
                                                 --------      --------     --------       ---------

ADDITIONAL PAID-IN CAPITAL, beginning of
  period......................................    761,538       743,104      491,994         491,994
Capital contributions from parent.............     45,000        18,434        --            --
Adjustment to reflect purchase accounting
  method......................................     --            --          251,110         --
                                                 --------      --------     --------       ---------
          End of period.......................    806,538       761,538      743,104         491,994
                                                 --------      --------     --------       ---------

UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  beginning of period.........................    (47,498)       --           68,502        (236,443)
Unrealized gain (loss) on revaluation of
  investments, net............................     60,135       (47,498)       --            304,945
Adjustment to reflect purchase accounting
  method......................................     --            --          (68,502)        --
                                                 --------      --------     --------       ---------
          End of period.......................     12,637       (47,498)       --             68,502
                                                 --------      --------     --------       ---------

RETAINED EARNINGS, beginning of period........     34,421        --           42,880         175,929
Net income (loss).............................     38,717        34,421        --           (133,049)
Dividends to parent...........................    (29,250)       --            --            --
Adjustment to reflect purchase accounting
  method......................................     --            --          (42,880)        --
                                                 --------      --------     --------       ---------
          End of period.......................     43,888        34,421        --             42,880
                                                 --------      --------     --------       ---------

          Total stockholder's equity..........   $865,563      $750,961     $745,604       $ 605,876
                                                 ========      ========     ========       =========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                    YEAR ENDED DECEMBER 31
                                                         --------------------------------------------
                                                                                       PREACQUISITION
                                                                                       --------------
                                                           1997           1996              1995
                                                           ----           ----              ----
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)....................................  $  38,717     $    34,421       $(133,049)
  Reconcilement of net income (loss) to net cash
     provided:
     Realized investment losses (gains)................    (10,546)        (13,602)        318,700
     Interest credited and other charges...............    198,206         230,298         237,984
     Deferred insurance acquisition costs..............    (34,973)        (25,504)        (22,447)
     Amortization of value of business acquired........     24,948          21,530         --
     Amortization of goodwill..........................     15,295          10,195         --
     Amortization of discount and premium on
       investments.....................................     17,866          25,743           4,586
     Deferred income taxes.............................    (99,370)           (897)         38,423
     Net change in current Federal income taxes........     97,386         108,806         (86,990)
     Benefits and premium taxes due related to separate
       account bank-owned life insurance...............    180,546         --              --
     Other, net........................................     17,168         (22,283)        (29,905)
                                                         ---------     -----------       ---------
          Net cash provided from operating
            activities.................................    445,243         368,707         327,302
                                                         ---------     -----------       ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
     Fixed maturities held to maturity.................    229,208         264,383         320,143
     Fixed maturities sold prior to maturity...........    633,872         891,995         297,637
     Mortgage loans, policy loans and other invested
       assets..........................................    131,866         168,727         450,573
  Cost of investments purchased or loans originated:
     Fixed maturities..................................   (606,028)     (1,369,091)       (549,867)
     Mortgage loans, policy loans and other invested
       assets..........................................    (76,350)       (119,044)       (131,966)
  Short-term investments, net..........................   (164,361)        300,819        (168,351)
  Net change in receivable and payable for securities
     transactions......................................     29,746         (31,667)         (1,397)
  Net reductions in other assets.......................        244             115           1,996
                                                         ---------     -----------       ---------
          Net cash provided by investing activities....    178,197         106,237         218,768
                                                         ---------     -----------       ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..........................................    145,687         141,159         247,778
     Withdrawals.......................................   (745,510)       (700,084)       (755,917)
  Capital contributions from parent....................     45,000          18,434         --
  Dividends to parent..................................    (29,250)        --              --
  Other................................................    (18,275)         42,512         (35,309)
                                                         ---------     -----------       ---------
          Net cash used in financing activities........   (602,348)       (497,979)       (543,448)
                                                         ---------     -----------       ---------
               Net increase (decrease) in cash.........     21,092         (23,035)          2,622
CASH, beginning of period..............................      2,776          25,811          23,189
                                                         ---------     -----------       ---------
CASH, end of period....................................  $  23,868     $     2,776       $  25,811
                                                         =========     ===========       =========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

     Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). On January 4, 1996, an investor group comprised of Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of that change in control, Zurich and Insurance Partners owned 80 percent and 20 percent, respectively, of Kemper and therefore the Company. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and the Company became wholly-owned subsidiaries of Zurich.

     The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 1996 and 1995 consolidated financial statements in order for them to conform to the 1997 presentation.

Purchase Accounting Method

     The acquisition of the Company on January 4, 1996, was accounted for using the purchase method of accounting. The consolidated financial statements of the Company prior to January 4, 1996, were prepared on a historical cost basis in accordance with generally accepted accounting principles. The accompanying financial statements and notes thereto prepared prior to January 4, 1996 have been labeled "preacquisition". The accompanying consolidated financial statements of the Company as of January 4, 1996 (the acquisition date) and as of and for the years ended December 31, 1996 and 1997, have been prepared in conformity with the purchase method of accounting. The Company has presented January 4, 1996 (the acquisition date), as the opening purchase accounting balance sheet where appropriate for comparative purposes throughout the accompanying financial statements and notes thereto.

     Under purchase accounting, the Company's assets and liabilities have been marked to their relative fair values as of the acquisition date. The difference between the cost of acquiring the Company and the net fair values of the Company's assets and liabilities as of the acquisition date has been recorded as goodwill. The allocated cost of acquiring the Company was $745.6 million and the acquisition resulted in goodwill of $254.9 million as of January 4, 1996. The Company began to amortize goodwill during 1996 on a straight-line basis over twenty-five years. In December of 1997, the Company changed its amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, the Company recorded an increase in goodwill amortization expense of $5.1 million during 1997.

     The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determines that goodwill is not recoverable, it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1997, the Company believes that no such adjustment is necessary.

     Purchase accounting adjustments primarily affected the recorded historical values of fixed maturities, mortgage loans, other invested assets, deferred insurance acquisition costs, future policy benefits and deferred income taxes.

     Deferred insurance acquisition costs, and the related amortization thereof, for policies sold prior to January 4, 1996, have been replaced by the value of business acquired.

     The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

     A 15 percent discount rate was used to determine such value and represents the rate of return required by Zurich and Insurance Partners to invest in the business being acquired. In selecting the rate of return used to value

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) the policies purchased, the Company considered the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows, the cost of capital available to fund the acquisition, the perceived likelihood of changes in insurance regulations and tax laws, the complexity of the Company's business, and the prices paid (i.e., discount rates used in determining other life insurance company valuations) on similar blocks of business sold in recent periods.

     The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2002 are as follows:

                                                                                                 PROJECTED
                   (IN THOUSANDS)                      BEGINNING                  ACCRETION OF    ENDING
               YEAR ENDED DECEMBER 31                   BALANCE    AMORTIZATION     INTEREST      BALANCE
               ----------------------                  ---------   ------------   ------------   ---------
1996 (actual).......................................   $190,222      $(31,427)       $9,897      $168,692
1997 (actual).......................................    168,692       (34,906)        9,958       143,744
1998................................................    143,744       (25,633)        8,933       127,044
1999................................................    127,044       (23,701)        7,873       111,216
2000................................................    111,216       (21,668)        6,876        96,424
2001................................................     96,424       (19,122)        5,973        83,275
2002................................................     83,275       (17,835)        5,134        70,574

     The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to stockholder's equity, net of income tax. As of December 31, 1997 and 1996, this adjustment increased (decreased) the value of business acquired by $(5.3) million and $20.9 million, respectively, and stockholder's equity by approximately $(3.4) million and $13.6 million, respectively.

Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

Life insurance revenue and expenses

     Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges and expense loads for premium taxes on certain contracts. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs. Also reflected in fees and other income is a ceding commission experience adjustment received in 1995 as a result of certain reinsurance transactions entered into by the Company during 1992. (See note captioned "Reinsurance".)

     Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Deferred insurance acquisition costs

     The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to stockholder's equity, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.

Future policy benefits

     Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 3.0 percent to 7.3 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.0 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 3.0 percent to 12.0 percent.

     Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Estimated future investment yields are a level 7 percent for reinsurance assumed and for direct business, 8 percent for three years; 7 percent for year four; and 6 percent thereafter.

Invested assets and related income

     Investments in fixed maturities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value. (See note captioned "Fair Value of Financial Instruments".)

     The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.

     Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments net of any applicable reserve and write-downs include notes receivable from real estate ventures; investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures; and real estate owned carried at fair value.

     Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions and calculated in conformity with Statement of Financial Accounting Standards ("SFAS") 114, Accounting by Creditors for Impairment of a Loan, indicate a likelihood of loss. At year-end 1995, reflecting the Company's change in strategy with respect to its real estate portfolio, and the disposition thereof, and on January 4, 1996, reflecting the acquisition of the Company, real estate-related investments were valued using an estimate of the investments observable market price, net of estimated costs to sell.

     Under purchase accounting, the market value of the Company's policy loans and other invested assets consisting primarily of venture capital investments and a leveraged lease, became the Company's new cost basis in such investments. Investments in policy loans and other invested assets after January 4, 1996 are carried at cost.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to stockholder's equity. Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefitted.

Separate account business

     The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.

Income tax

     The operations of the Company prior to January 4, 1996 have been included in the consolidated Federal income tax return of Kemper. Income taxes receivable or payable have been determined on a separate return basis, and payments have been received from or remitted to Kemper pursuant to a tax allocation arrangement between Kemper and its subsidiaries, including the Company. The Company generally had received a tax benefit for losses to the extent such losses can be utilized in Kemper's consolidated Federal tax return. Subsequent to January 4, 1996, the Company and its subsidiaries file separate Federal income tax returns.

     Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

(2) CASH FLOW INFORMATION

     The Company defines cash as cash in banks and money market accounts. Federal income tax refunded by Kemper under the tax allocation arrangement for the period from January 1, 1996 to January 4, 1996 and for the years ended December 31, 1995 amounted to $108.8 million and $25.2 million, respectively. The Company paid Federal income taxes of $29.0 million and $28.1 million directly to the United States Treasury Department during 1997 and 1996, respectively.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME

     The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value (estimated fair value) of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:

                                                                                  ESTIMATED UNREALIZED
                                                         CARRYING    AMORTIZED    --------------------
                                                          VALUE         COST       GAINS      LOSSES
                    (in thousands)                       --------    ---------     -----      ------
DECEMBER 31, 1997
U.S. treasury securities and obligations of U.S.
  government agencies and authorities.................  $    6,258   $    6,298   $     4    $    (44)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed...................      29,330       29,308       160        (138)
Debt securities issued by foreign governments.........      92,563       92,722       188        (347)
Corporate securities..................................   1,861,655    1,846,588    24,733      (9,666)
Mortgage and asset-backed securities..................   1,678,837    1,669,159    10,035        (357)
                                                        ----------   ----------   -------    --------
       Total fixed maturities.........................  $3,668,643   $3,644,075   $35,120    $(10,552)
                                                        ==========   ==========   =======    ========

DECEMBER 31, 1996
U.S. treasury securities and obligations of U.S.
  government agencies and authorities.................  $   92,238   $   93,202   $    --    $   (964)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed...................      30,853       31,519        --        (666)
Debt securities issued by foreign governments.........     105,394      108,456       504      (3,566)
Corporate securities..................................   1,896,615    1,935,511     5,918     (44,814)
Mortgage and asset-backed securities..................   1,741,331    1,760,962     1,990     (21,621)
                                                        ----------   ----------   -------    --------
       Total fixed maturities.........................  $3,866,431   $3,929,650   $ 8,412    $(71,631)
                                                        ==========   ==========   =======    ========

     Upon default or indication of potential default by an issuer of fixed maturity securities, the Company-owned issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.

     The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

     The Company's $220.0 million real estate portfolio at December 31, 1997 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 1997 and 1996, total impaired real estate-related loans were as follows:

                                                                DECEMBER 31     DECEMBER 31
                                                                    1997            1996
                       (in millions)                            -----------     -----------
Impaired loans without reserves--gross......................       $39.3           $39.8
Impaired loans with reserves--gross.........................         2.2             7.6
                                                                   -----           -----
       Total gross impaired loans...........................        41.5            47.4
Reserves related to impaired loans..........................        (2.1)           (4.4)
                                                                   -----           -----
       Net impaired loans...................................       $39.4           $43.0
                                                                   =====           =====

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)
     Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. At December 31, 1997 and 1996, the Company's deficit in equity investments considered in determining reserves and write-downs amounted to $0 and $5.9 million, respectively. The Company had an average balance of $45.2 million and $30.8 million in impaired loans for 1997 and 1996, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.

     At December 31, 1997 and December 31, 1996, loans on nonaccrual status, before reserves and write-downs, amounted to $47.4 million and $43.5 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.

     At December 31, 1997, securities carried at approximately $6.3 million were on deposit with governmental agencies as required by law.

     Proceeds from sales of investments in fixed maturities prior to maturity were $633.9 million, $892.0 million and $297.6 million during 1997, 1996 and 1995, respectively. Gross gains of $3.1 million, $9.9 million and $21.2 million and gross losses of $13.7 million, $16.2 million and $11.9 million were realized on sales and write-downs of fixed maturities in 1997, 1996 and 1995, respectively.

     The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 1997, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

                                                                 CARRYING     AMORTIZED
                                                                  VALUE       COST VALUE
                       (in thousands)                            --------     ----------
One year or less............................................    $   47,724    $   47,797
Over one year through five..................................       649,279       648,291
Over five years through ten.................................       988,849       984,495
Over ten years..............................................       303,954       294,333
Securities not due at a single maturity date, primarily
  mortgage and asset-backed securities(1)...................     1,678,837     1,669,159
                                                                ----------    ----------
       Total fixed maturities...............................    $3,668,643    $3,644,075
                                                                ==========    ==========

---------------
(1) Weighted average maturity of 3.8 years.

     The sources of net investment income were as follows:

                                                                                             PREACQUISITION
                                                                                             --------------
                                                                 1997           1996              1995
                      (in thousands)                           --------       --------       --------------
Interest and dividends on fixed maturities.................    $250,170       $250,683          $269,934
Dividends on equity securities.............................       2,123            646               681
Income from short-term investments.........................       4,128          9,130            13,159
Income from mortgage loans.................................      16,283         20,257            40,494
Income from policy loans...................................      20,549         20,700            19,658
Income from other real estate-related investments..........       6,631          4,917            15,565
Income from other loans and investments....................       2,045          2,480             1,555
                                                               --------       --------          --------
       Total investment income.............................     301,929        308,813           361,046
Investment expense.........................................      (5,734)        (9,125)          (12,598)
                                                               --------       --------          --------
       Net investment income...............................    $296,195       $299,688          $348,448
                                                               ========       ========          ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)
     Realized gains (losses) for the years ended December 31, 1997, 1996 and 1995, were as follows:

                                                                           REALIZED GAINS (LOSSES)
                                                               -----------------------------------------------
                                                                                                PREACQUISITION
                                                                                                --------------
                                                                 1997            1996                1995
                      (in thousands)                           --------         -------         --------------
Real estate-related........................................    $ 19,758         $17,462           $(325,611)
Fixed maturities...........................................     (10,656)         (6,344)              9,336
Equity securities..........................................         914           --                   (346)
Other......................................................         530           2,484              (2,079)
                                                               --------         -------           ---------
  Realized investment gains (losses) before income tax
     expense (benefit).....................................      10,546          13,602            (318,700)
Income tax expense (benefit)...............................       3,691           4,761            (111,545)
                                                               --------         -------           ---------
  Net realized investment gains (losses)...................    $  6,855         $ 8,841           $(207,155)
                                                               ========         =======           =========

     Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity securities and other--the difference between fair value and cost. The change in unrealized investment gains (losses) by class of investment for the years ended December 31, 1997, 1996 and 1995 were as follows:

                                                                  CHANGE IN UNREALIZED GAINS (LOSSES)
                                                       ---------------------------------------------------------
                                                                                                  PREACQUISITION
                                                                                                  --------------
                                                       DECEMBER 31    DECEMBER 31    JANUARY 4     DECEMBER 31
                                                           1997           1996          1996           1995
                   (in thousands)                      ------------   ------------   ----------   --------------
Fixed maturities.....................................    $ 87,787       $(63,219)        $           $351,964
Equity and other securities..........................        (103)         1,256         --               180
Adjustment to deferred insurance acquisition costs...      (2,325)         1,307         --           (14,277)
Adjustment to value of business acquired.............     (26,209)        20,947         --           --
                                                         --------       --------         --          --------
  Unrealized gain (loss) before income tax expense...      59,150        (39,709)        --           337,867
Income tax expense (benefit).........................        (985)         7,789         --            32,922
                                                         --------       --------         --          --------
       Net unrealized gain (loss) on investments.....    $ 60,135       $(47,498)        $--         $304,945
                                                         ========       ========         ==          ========

(4) UNCONSOLIDATED INVESTEES

     At December 31, 1997 and 1996 the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.

     As of December 31, 1997 and December 31, 1996, the Company's net equity investment in unconsolidated investees amounted to $19.3 million and $11.7 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $835 thousand and $223 thousand in 1997 and 1996, respectively, and a net loss of $453 thousand in 1995.

(5) CONCENTRATION OF CREDIT RISK

     The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage and asset-backed securities and real estate.

     Approximately 35.1 percent of the Company's investment-grade fixed maturities at December 31, 1997 were mortgage-backed securities, down from 36.4 percent at December 31, 1996, due to sales and paydowns during

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK (CONTINUED)
1997. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally AAA credit quality.

     Approximately 10.8 percent and 8.8 percent of the Company's investment-grade fixed maturities at December 31, 1997 and 1996, respectively, consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by home equity loans (27.7%), auto loans (22.3%), manufactured housing loans (17.2%), equipment loans (13.7%), and commercial mortgage backed securities (10.7%).

     The Company's real estate portfolio is distributed by geographic location and property type, as shown in the following two tables:

GEOGRAPHIC DISTRIBUTION AS OF DECEMBER 31, 1997

California.......................   38.2%
Hawaii...........................   14.2
Colorado.........................    9.8
Oregon...........................    9.2
Washington.......................    9.1
Florida..........................    6.4
Texas............................    5.1
Michigan.........................    3.7
Ohio.............................    3.3
Illinois.........................    1.0
                                   -----
          Total..................  100.0%
                                   =====

DISTRIBUTION BY PROPERTY TYPE AS OF DECEMBER 31, 1997

Hotel............................   41.3%
Land.............................   28.2
Residential......................   13.1
Retail...........................    3.3
Office...........................    3.1
Industrial.......................     .9
Other............................   10.1
                                   -----
          Total..................  100.0%
                                   =====

     Undeveloped land represented approximately 28.2 percent of the Company's real estate portfolio at December 31, 1997. To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. The values of certain development projects have been written down as of December 31, 1995, reflecting changes in plans in connection with the Zurich-led acquisition of Kemper. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.

     Approximately half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners. (See note captioned "Unconsolidated Investees".)

     At December 31, 1997, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately $88.2 million, or
40.1 percent, of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties and two office buildings. At December 31, 1997, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.

     At December 31, 1997, loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company ("Lumbermens"), a former affiliate, constituted approximately $60.5 million, or 27.5 percent, of the Company's real estate portfolio. Kemper's interest is

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

75 percent at December 31, 1997. At December 31, 1997, MLP-related commitments accounted for approximately $7.4 million of the Company's off-balance-sheet legal commitments, which the Company expects to fund.

     At December 31, 1997, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold or written-down to zero. However, the Company continues to have Prime Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 1997. The Company does not expect to fund any of these commitments.

(6) INCOME TAXES

     Income tax expense (benefit) was as follows for the years ended December 31, 1997, 1996 and 1995:

                                                                                    PREACQUISITION
                                                                                    --------------
                                                           1997         1996             1995
                    (in thousands)                       --------      -------      --------------
Current................................................  $130,662      $26,300        $(113,087)
Deferred...............................................   (99,370)        (897)          38,423
                                                         --------      -------        ---------
          Total........................................  $ 31,292      $25,403        $ (74,664)
                                                         ========      =======        =========

     Included in the 1995 current tax benefit is the recognition of a net operating loss carryover at December 31, 1995 which was utilized against taxable income on Kemper's consolidated short-period Federal income tax return for the January 1 through January 4, 1996 tax year. Beginning January 5, 1996, the Company and its subsidiaries each filed a stand alone Federal income tax return. Previously, the Company had filed a consolidated Federal income tax return with Kemper. In 1996, the Company and Kemper settled all outstanding balances under the tax allocation agreement.

     The actual income tax expense (benefit) for 1997, 1996 and 1995 differed from the "expected" tax expense (benefit) for those years as displayed below. "Expected" tax expense (benefit) was computed by applying the U.S. Federal corporate tax rate of 35 percent in 1997, 1996, and 1995 to income (loss) before income tax expense (benefit).

                                                                                    PREACQUISITION
                                                                                    --------------
                                                           1997         1996             1995
                     (in thousands)                       -------      -------      --------------
Computed expected tax expense (benefit).................  $24,503      $20,938         $(72,700)
Difference between "expected" and actual tax expense
  (benefit):
  State taxes...........................................    1,801          913           (1,370)
  Amortization of goodwill..............................    5,353        3,568          --
  Foreign tax credit....................................     (278)       --                (183)
  Other, net............................................      (87)         (16)            (411)
                                                          -------      -------         --------
          Total actual tax expense (benefit)............  $31,292      $25,403         $(74,664)
                                                          =======      =======         ========

     Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company only records deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance recorded for the portion that is not likely to be realized. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains.

     The Company has established a valuation allowance to reduce the deferred Federal tax asset related to real estate and other investments to the amount that, based upon available evidence, is, in management's judgment, more likely than not to be realized. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's Federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. The change in the valuation allowance is related solely to the change in the net deferred Federal tax asset or liability from unrealized gains or losses on investments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)
     The tax effects of temporary differences that give rise to significant portions of the Company's net deferred Federal tax asset or liability were as follows:

                                                              DECEMBER 31    DECEMBER 31     JANUARY 4
                                                                 1997            1996          1996
                       (in thousands)                         -----------    -----------     ---------
Deferred Federal tax assets:
  Deferred insurance acquisition costs......................   $ 75,522        $  4,520      $  --
  Unrealized losses on investments..........................     --              16,624         --
  Life policy reserves......................................     43,337          46,452        46,654
  Unearned revenue..........................................     37,243          --             --
  Real estate-related.......................................     13,400          20,642        27,736
  Other investment-related..................................      3,298           5,409         1,773
  Other.....................................................      4,371           3,639         9,750
                                                               --------        --------      --------
     Total deferred Federal tax assets......................    177,171          97,286        85,913
  Valuation allowance.......................................    (15,201)        (31,825)      (15,201)
                                                               --------        --------      --------
     Total deferred Federal tax assets after valuation
       allowance............................................    161,970          65,461        70,712
                                                               --------        --------      --------
Deferred Federal tax liabilities:
  Value of business acquired................................     48,469          66,373        66,578
  Deferred insurance acquisition costs......................     20,811           9,384         --
  Depreciation and amortization.............................     20,201          15,473        15,490
  Other investment-related..................................     18,774          28,855        37,919
  Unrealized gains on investments...........................      9,002          --             --
  Other.....................................................      4,720           5,738         4,197
                                                               --------        --------      --------
     Total deferred Federal tax liabilities.................    121,977         125,823       124,184
                                                               --------        --------      --------
Net deferred Federal tax assets (liabilities)...............   $ 39,993        $(60,362)     $(53,472)
                                                               ========        ========      ========

     The net deferred tax assets relate primarily to unearned revenue and the tax on deferred insurance acquisition costs ("DAC Tax") associated with $2.7 billion of new 1997 sales from a non-registered individual and group variable bank-owned life insurance contract ("BOLI"). As a result of proposed tax law changes, as more fully discussed below, the level of DAC Tax experienced in 1997 is not anticipated to occur in future periods and it is expected that the Company will return to its normalized earnings patterns in 1998. Management believes that it is more likely, than not, that the results of future operations will generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.

     In early 1998, the Clinton Administration's Fiscal Year 1998 Budget ("Budget") was released and contained certain proposals to change the taxation of non-qualified fixed and variable annuities and variable life insurance contracts, including BOLI. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, certain of the Company's non-qualified fixed and variable annuities and certain of its variable life insurance products, including BOLI and the non-registered individual variable universal life insurance contracts introduced during 1997, may no longer be tax advantaged products and therefore no longer attractive to those customers who purchase them because of their favorable tax attributes. Additionally, sales of such products during 1998 may also be negatively impacted until the likelihood of the current proposals being enacted into law has been determined.

     The tax returns through the year 1986 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1987 through 1993 are currently under examination by the IRS.

(7) RELATED-PARTY TRANSACTIONS

     The Company received cash capital contributions of $45.0 million and $18.4 million during 1997 and 1996, respectively. The Company paid cash dividends of $29.3 million to Kemper during 1997.

     The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1997 and December 31, 1996,

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(7) RELATED-PARTY TRANSACTIONS (CONTINUED) joint venture mortgage loans totaled $72.7 million and $111.0 million, respectively, and during 1997, 1996 and 1995, the Company earned interest income on these joint venture loans of $7.5 million, $9.5 million and $19.6 million, respectively.

     All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. The Company is allocated expenses for the utilization of FKLA employees and facilities, the investment management services of Scudder Kemper Investments, Inc. ("SKI"), formerly Zurich Kemper Investments, Inc., an affiliated company, and the information systems of Kemper Service Company ("KSvC"), an SKI subsidiary, based on the Company's share of administrative, legal, marketing, investment management, information systems and operation and support services. During 1997, 1996 and 1995, expenses allocated to the Company from SKI and KSvC amounted to $114 thousand, $1.7 million and $4.4 million, respectively. The Company also paid to SKI investment management fees of $3.5 million, $3.6 million and $3.4 million during 1997, 1996 and 1995, respectively. In addition, expenses allocated to the Company from FKLA during 1997, 1996 and 1995 amounted to $30.0 million, $10.5 million and $14.3 million, respectively.

     During 1995, the Company sold certain mortgages and real estate-related investments, net of reserves, amounting to approximately $3.5 million to an affiliated non-life realty company, in exchange for cash. No gain or loss was recognized on these sales. During 1996, the Company purchased approximately $24.5 million of real estate-related investments from an affiliated non-life realty subsidiary for cash. The Company also paid to Kemper real estate subsidiaries $2.2 million, $1.8 million and $1.8 million in 1997, 1996 and 1995, respectively, related to the management of the Company's real estate portfolio.

(8) REINSURANCE

     In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

     In 1992 and 1991, the Company entered into 100 percent indemnity reinsurance agreements ceding $515.7 million and $416.3 million, respectively, of its fixed-rate annuity liabilities to Fidelity Life Association, a Mutual Legal Reserve Company ("FLA"). FLA is a mutual insurance company that shares common management and common board members with the Company, FKLA and Kemper. As of December 31, 1997 and 1996, the reinsurance recoverable related to the fixed-rate annuity liabilities ceded to FLA amounted to $382.6 million and $427.2 million, respectively. During 1995, the Company recorded income of $4.4 million related to a ceding commission experience adjustment from the 1992 reinsurance agreement.

     In December 1996, the Company assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, the Company recorded premiums and reserves of approximately $7.3 million. The difference between the cash transferred, which represents the statutory reserves of the business assumed, and the reserves recorded under generally accepted accounting principles, of approximately $18.4 million, was deemed to be a capital contribution from Kemper and was recorded as additional paid-in-capital during 1996. Premiums assumed during 1997 under the terms of the treaty amounted to $21.1 million and the face amount which remained outstanding at December 31, 1997 amounted to $12.6 billion.

     The Company's retention limit on term life insurance prior to 1997 was $300 thousand (face amount) on the life of any one individual with the excess amounts ceded to outside reinsurers. The term life insurance business assumed from FKLA during 1996 did not have any individual contracts greater than $300 thousand in face amount. Effective January 1, 1997, the Company ceded 90 percent of all new term life insurance premiums to outside reinsurers. Term life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $139 thousand and $102 thousand as of December 31, 1997 and 1996, respectively.

     During December 1997, the Company entered into a funds held reinsurance agreement with a Zurich affiliated company, EPICENTRE Reinsurance (Bermuda) Limited ("EPICENTRE"). Under the terms of this

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

agreement, the Company ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to a new product developed in 1997, a non-registered variable bank-owned life insurance contract ("BOLI"), which is held in the Company's separate accounts. During 1997, the Company issued $59.3 billion (face amount) of new BOLI business and ceded $51.1 billion (face amount) to EPICENTRE under the terms of the treaty. During 1997, the Company also ceded $24.3 million of separate account fees (cost of insurance charges) to EPICENTRE. The Company has also withheld approximately $23.4 million of such funds due to EPICENTRE under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet as of December 31, 1997.

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

     FKLA sponsors a welfare plan that provides medical and life insurance benefits to its retired and active employees and the Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.

     The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $1.9 million and $1.7 million at December 31, 1997 and 1996, respectively.

     The discount rate used in determining the allocated postretirement benefit obligation was 7.25 percent and 7.75 percent for 1997 and 1996, respectively. The assumed health care trend rate used was based on projected experience for 1997 and 1998, 8 percent in 1999, gradually declining to 5.0 percent by the year 2002 and remaining at that level thereafter.

     A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1997 and 1996 by $242 thousand and $191 thousand, respectively.

     The Company also provides certain severance-related policies to provide benefits, generally limited in time, to former or inactive employees after employment but before retirement.

(10) COMMITMENTS AND CONTINGENT LIABILITIES

     The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

     Although neither the Company or its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of or lending to real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

     See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" below for the discussion regarding the Company's loan commitments and standby financing agreements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(10) COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)
     The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1997 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies, for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders. No specific amount can be reasonably estimated for such insolvencies as of December 31, 1997.

(11) FINANCIAL INSTRUMENTS--OFF-BALANCE-SHEET RISK

     At December 31, 1997, the Company had future legal loan commitments and stand-by financing agreements totaling $75.3 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be secured by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. The Company presently expects to fund approximately $21.2 million of these arrangements. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS

     Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. (See note captioned "Invested Assets and Related Income".) Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

     Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

     The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

     Fixed maturities and equity securities: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, SKI.

     Cash and short-term investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values.

     Mortgage loans and other real estate-related investments: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty of estimating the fair value of real estate due to the lack of a liquid quotable market.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
     Other loans and investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.

     Life policy benefits: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with maturities consistent with those remaining for the contracts being valued. The Company had projected its future average crediting rate in 1997 and 1996 to be 5.25 percent and 4.75 percent, respectively, while the assumed average market crediting rate was 6.0 percent and 5.8 percent in 1997 and 1996, respectively.

     The carrying values and estimated fair values of the Company's financial instruments at December 31, 1997 and 1996 were as follows:

                                                       DECEMBER 31, 1997             DECEMBER 31, 1996
                                                    ------------------------      ------------------------
                                                     CARRYING        FAIR          CARRYING        FAIR
                                                      VALUE         VALUE           VALUE         VALUE
                 (in thousands)                      --------       -----          --------       -----
Financial instruments recorded as assets:
  Fixed maturities..............................    $3,668,643    $3,668,643      $3,866,431    $3,866,431
  Cash and short-term investments...............       259,925       259,925          74,472        74,472
  Mortgage loans and other real estate-related
     assets.....................................       220,046       220,046         267,713       267,713
  Policy loans..................................       282,439       282,439         288,302       288,302
  Equity securities.............................        24,839        24,839           9,910         9,910
  Other invested assets.........................        20,820        24,404          13,597        13,597
Financial instruments recorded as liabilities:
  Life policy benefits, excluding term life
     reserves...................................     3,846,023     4,050,852       4,249,264     4,101,588

(13) STOCKHOLDER'S EQUITY--RETAINED EARNINGS

     The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 1998 is $58.4 million. The Company paid cash dividends of $29.3 million to Kemper during 1997. The Company paid no cash dividends in 1996 or 1995.

     The Company's net income (loss) and capital and surplus as determined in accordance with statutory accounting principles were as follows:

                                                                  1997          1996          1995
                       (in thousands)                             ----          ----          ----
Net income (loss)...........................................    $ 58,372      $ 37,287      $(64,707)
                                                                ========      ========      ========
Statutory capital and surplus...............................    $476,924      $411,837      $383,374
                                                                ========      ========      ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(14) UNAUDITED INTERIM FINANCIAL INFORMATION

     The following table sets forth the Company's unaudited quarterly financial information:

     (in thousands)

                    QUARTER ENDED                      MARCH 31   JUNE 30   SEPTEMBER 30   DECEMBER 31
                    -------------                      --------   -------   ------------   -----------
1997 OPERATING SUMMARY
  Net investment income..............................  $74,249    $74,050     $72,950       $ 74,946
  Realized investment gains (losses).................      889      8,161      (3,032)         4,528
  Premium income.....................................    5,008      4,121       3,938          9,172
  Separate account fees and other income.............    8,909     12,961      12,215         62,415(1)
                                                       -------    -------     -------       --------
          Total revenue..............................   89,055     99,293      86,071        151,061
                                                       -------    -------     -------       --------
  Interest credited and benefits to policyholders....   57,859     56,643      57,965         55,687
  Commissions, taxes, licenses and fees..............    8,023      9,475       8,389         59,323(1)
  Operating expenses.................................    7,175      8,780      10,014         10,868
  Net deferral of insurance acquisition costs........   (7,216)    (6,877)     (7,471)       (13,409)
  Amortization of value of business acquired.........    4,821      6,991       6,743          6,393
  Amortization of goodwill...........................    2,547      2,552       2,549          7,647(2)
                                                       -------    -------     -------       --------
          Total benefits and expenses................   73,209     77,564      78,189        126,509
                                                       -------    -------     -------       --------
  Income before income tax expense...................   15,846     21,729       7,882         24,552
  Income tax expense.................................    5,678      8,723       3,778         13,113
                                                       -------    -------     -------       --------
          Net income.................................  $10,168    $13,006     $ 4,104       $ 11,439
                                                       =======    =======     =======       ========
1996 OPERATING SUMMARY
  Net investment income..............................  $72,302    $74,647     $76,070       $ 76,669
  Realized investment gains (losses).................   (1,248)    (2,439)     13,518          3,771
  Premium income.....................................      130        109         150          7,433(3)
  Separate account fees and other income.............    8,028      9,419       8,478          9,170
                                                       -------    -------     -------       --------
          Total revenue..............................   79,212     81,736      98,216         97,043
                                                       -------    -------     -------       --------
  Interest credited and benefits to policyholders....   58,296     57,335      57,512         64,206
  Commissions, taxes, licenses and fees..............    6,868      6,486       6,819          7,962
  Operating expenses.................................    5,440      4,920       6,974          7,344
  Net deferral of insurance acquisition costs........   (5,032)    (7,302)     (5,434)        (7,736)
  Amortization of value of business acquired.........    4,234      2,787      11,582          2,927
  Amortization of goodwill...........................    2,547      2,552       2,549          2,547
                                                       -------    -------     -------       --------
          Total benefits and expenses................   72,353     66,778      80,002         77,250
                                                       -------    -------     -------       --------
  Income before income tax expense...................    6,859     14,958      18,214         19,793
  Income tax expense.................................    3,513      6,402       7,391          8,097
                                                       -------    -------     -------       --------
          Net income.................................  $ 3,346    $ 8,556     $10,823       $ 11,696
                                                       =======    =======     =======       ========

---------------

Notes:

(1) Reflects premium tax expense loads received and premium taxes incurred of $49.1 million related to new BOLI sales of $2.6 billion in the fourth quarter of 1997.

(2) Reflects the effect of the change in amortization of goodwill from 25 to 20 years.

(3) Reflects the assumption of term life insurance business from FKLA.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                       (in thousands, except share data)
                                  (unaudited)

                                                                JUNE 30     DECEMBER 31
                                                                 1998          1997
                                                              -----------   -----------
ASSETS
Investments:
  Fixed maturities, available for sale, at market (cost:
     June 30, 1998, $3,550,377; December 31, 1997,
     $3,644,075)............................................  $ 3,591,991   $ 3,668,643
  Short-term investments....................................       41,806       236,057
  Joint venture mortgage loans..............................       67,868        72,663
  Third-party mortgage loans................................      104,206       102,974
  Other real estate-related investments.....................       41,891        44,409
  Policy loans..............................................      277,034       282,439
  Equity securities.........................................       75,341        24,839
  Other invested assets.....................................       21,264        20,820
                                                              -----------   -----------
          Total investments.................................    4,221,401     4,452,844
Cash........................................................       20,785        23,868
Accrued investment income...................................      121,452       117,789
Goodwill....................................................      223,023       229,393
Value of business acquired..................................      124,780       138,482
Deferred insurance acquisition costs........................       78,420        59,459
Deferred income taxes.......................................       48,819        39,993
Reinsurance recoverable.....................................      361,172       382,609
Other assets and receivables................................       18,562        23,263
Assets held in separate accounts............................    5,941,104     5,121,950
                                                              -----------   -----------
          Total assets......................................  $11,159,518   $10,589,650
                                                              ===========   ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Future policy benefits......................................  $ 3,662,012   $ 3,856,871
Ceded future policy benefits................................      361,172       382,609
Benefits and funds payable..................................      245,884       150,524
Other accounts payable and liabilities......................       49,694       212,133
Liabilities related to separate accounts....................    5,941,104     5,121,950
                                                              -----------   -----------
          Total liabilities.................................   10,259,866     9,724,087
                                                              -----------   -----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY:
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding 250,000 shares.....        2,500         2,500
Additional paid-in capital..................................      806,538       806,538
Accumulated other comprehensive income......................       21,609        12,637
Retained earnings...........................................       69,005        43,888
                                                              -----------   -----------
          Total stockholder's equity........................      899,652       865,563
                                                              -----------   -----------
          Total liabilities and stockholder's equity........  $11,159,518   $10,589,650
                                                              ===========   ===========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (in thousands)
                                  (unaudited)

                                                          SIX MONTHS ENDED     THREE MONTHS ENDED
                                                               JUNE 30              JUNE 30
                                                         -------------------   ------------------
                                                           1998       1997       1998      1997
                                                           ----       ----       ----      ----
REVENUE
Net investment income..................................  $139,018   $148,299   $ 68,467   $74,050
Realized investment gains..............................    17,527      9,050     15,673     8,161
Premium income.........................................    11,144      9,129      5,941     4,121
Separate account fees and charges......................    34,380     16,827     16,388     9,510
Other income...........................................     5,960      5,043      3,534     3,451
                                                         --------   --------   --------   -------
          Total revenue................................   208,029    188,348    110,003    99,293
                                                         --------   --------   --------   -------
BENEFITS AND EXPENSES
Interest credited to policyholders.....................    90,169    101,886     44,479    50,365
Claims and other policyholder benefits.................    25,700     12,616     13,460     6,278
Taxes, licenses and fees...............................     9,758      3,064      3,082     2,488
Commissions............................................    18,049     14,434     10,840     6,987
Operating expenses.....................................    22,253     15,955     12,157     8,780
Deferral of insurance acquisition costs................   (21,600)   (15,790)   (12,710)   (7,688)
Amortization of insurance acquisition costs............     1,644      1,697        727       811
Amortization of value of business acquired.............    11,548     11,812      7,121     6,991
Amortization of goodwill...............................     6,370      5,099      3,186     2,552
                                                         --------   --------   --------   -------
          Total benefits and expenses..................   163,891    150,773     82,342    77,564
                                                         --------   --------   --------   -------
Income before income tax expense.......................    44,138     37,575     27,661    21,729
Income tax expense (benefit)
  Current..............................................    32,679     16,028     19,011    10,577
  Deferred.............................................   (13,658)    (1,627)    (7,237)   (1,854)
                                                         --------   --------   --------   -------
          Total income tax expense.....................    19,021     14,401     11,774     8,723
                                                         --------   --------   --------   -------
Net income.............................................  $ 25,117   $ 23,174   $ 15,887   $13,006
                                                         ========   ========   ========   =======

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)
                                  (unaudited)

                                                            SIX MONTHS ENDED    THREE MONTHS ENDED
                                                                JUNE 30               JUNE 30
                                                           ------------------   -------------------
                                                            1998       1997       1998       1997
                                                            ----       ----       ----       ----
Net income...............................................  $25,117   $ 23,174   $15,887    $13,006
Other comprehensive income (loss), before tax:
  Unrealized holding gains (losses) on investments
     arising during period:
     Unrealized holding gains (losses) on investments....   10,522     (6,178)   10,246     64,826
     Adjustment to value of business acquired............   (5,487)   (14,602)   (5,181)     2,914
     Adjustment to deferred insurance acquisition
       costs.............................................   (1,855)    (1,057)   (1,367)        41
                                                           -------   --------   -------    -------
          Total unrealized holding gains (losses) on
            investments arising during period............    3,180    (21,837)    3,698     67,781
                                                           -------   --------   -------    -------
Less reclassification adjustments for gains (losses)
  included in net income on the preceding page:
  Adjustment for gains included in realized investment
     gains...............................................   (2,421)      (978)   (1,742)    (1,003)
  Adjustment for amortization of premium on fixed
     maturities included in net investment income........    8,851      8,997     4,175      4,232
  Adjustment for gains included in amortization of value
     of business acquired................................    3,333      2,454     2,978      2,223
  Adjustment for gains included in amortization of
     insurance acquisition costs.........................      860        412       769        381
                                                           -------   --------   -------    -------
          Total reclassification adjustments for gains
            included in net income.......................   10,623     10,885     6,180      5,833
                                                           -------   --------   -------    -------
Other comprehensive income (loss), before related income
  tax expense (benefit)..................................   13,803    (10,952)    9,878     73,614
Related income tax expense (benefit).....................    4,831     (4,477)    3,457      1,945
                                                           -------   --------   -------    -------
Other comprehensive income (loss), net of tax............    8,972     (6,475)    6,421     71,669
                                                           -------   --------   -------    -------
Comprehensive income.....................................  $34,089   $ 16,699   $22,308    $84,675
                                                           =======   ========   =======    =======

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (in thousands)
                                  (unaudited)

                                                              JUNE 30     DECEMBER 31
                                                                1998         1997
                                                              --------    -----------
CAPITAL STOCK, beginning and end of period..................  $  2,500     $  2,500
                                                              --------     --------
ADDITIONAL PAID-IN CAPITAL, beginning of period.............   806,538      761,538
Capital contributions from Parent...........................     --          45,000
                                                              --------     --------
          End of period.....................................   806,538      806,538
                                                              --------     --------
ACCUMULATED OTHER COMPREHENSIVE INCOME, beginning of
  period....................................................    12,637      (47,498)
Other comprehensive income, net of tax......................     8,972       60,135
                                                              --------     --------
          End of period.....................................    21,609       12,637
                                                              --------     --------
RETAINED EARNINGS, beginning of period......................    43,888       34,421
Net income..................................................    25,117       38,717
Dividend to parent..........................................     --         (29,250)
                                                              --------     --------
          End of period.....................................    69,005       43,888
                                                              --------     --------
          Total stockholder's equity........................  $899,652     $865,563
                                                              ========     ========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                  (unaudited)

                                                                 SIX MONTHS ENDED
                                                                      JUNE 30
                                                              -----------------------
                                                                1998          1997
                                                                ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income................................................  $  25,117     $  23,174
  Reconcilement of net income to net cash provided:
     Realized investment gains..............................    (17,527)       (9,050)
     Interest credited and other charges....................     88,303       101,886
     Amortization of value of business acquired.............     11,548        11,812
     Amortization of goodwill...............................      6,370         5,099
     Deferred insurance acquisition costs...................    (19,956)      (14,093)
     Amortization of discount and premium on investments....      8,851         8,997
     Deferred income taxes..................................    (13,658)       (1,627)
     Net change in current Federal income taxes.............    (97,823)        3,840
     Benefits and premium taxes due related to separate
      account bank-owned life insurance.....................     40,163        --
     Other, net.............................................    (21,795)       11,495
                                                              ---------     ---------
          Net cash flow provided by operating activities....      9,593       141,533
                                                              ---------     ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
     Fixed maturities held to maturity......................    258,237       104,154
     Fixed maturities sold prior to maturity................    505,188       209,569
     Equity securities......................................        460        --
     Mortgage loans, policy loans and other invested
      assets................................................     54,780       117,093
  Cost of investments purchased or loans originated:
     Fixed maturities.......................................   (675,192)     (229,921)
     Equity securities......................................    (48,585)       --
     Mortgage loans, policy loans and other invested
      assets................................................    (26,951)      (76,014)
  Short-term investments, net...............................    194,251        62,729
  Net change in receivable and payable for securities
     transactions...........................................       (677)       13,677
  Net change in other assets................................     --               114
                                                              ---------     ---------
          Net cash provided by investing activities.........    261,511       201,401
                                                              ---------     ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................     72,626        67,412
     Withdrawals............................................   (356,177)     (343,675)
  Dividends to parent.......................................     --           (29,250)
  Other.....................................................      9,364       (37,834)
                                                              ---------     ---------
          Net cash used in financing activities.............   (274,187)     (343,347)
                                                              ---------     ---------
Net decrease in cash........................................     (3,083)         (413)
CASH at the beginning of period.............................     23,868         2,776
                                                              ---------     ---------
CASH at the end of the period...............................  $  20,785     $   2,363
                                                              =========     =========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

     1. Kemper Investors Life Insurance Company ("KILICO") is incorporated under the insurance laws of the State of Illinois. KILICO is licensed in the District of Columbia and all states, except New York. KILICO is a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a nonoperating holding company.

     On January 4, 1996, an investor group comprised of Zurich Insurance Company("Zurich"), and Insurance Partners, L.P. ("Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of the change in control, Zurich and Insurance Partners owned 80 percent and 20 percent, respectively, of Kemper and therefore KILICO. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and KILICO became wholly-owned subsidiaries of Zurich.

     The acquisition of Kemper on January 4, 1996 was accounted for using the purchase method of accounting. Under the purchase method of accounting, KILICO's assets and liabilities have been marked to their relative fair values as of the acquisition date. The difference between the cost of acquiring KILICO and the net fair values of KILICO's assets and liabilities as of the acquisition date has been recorded as goodwill. KILICO began to amortize goodwill during 1996 on a straight-line basis over twenty-five years. In December of 1997, KILICO changed its amortization period to twenty years in order to conform to Zurich's accounting practices and policies.

     Deferred insurance acquisition costs, and the related amortization thereof, for policies sold prior to January 4, 1996 have been replaced by the value of business acquired.

     The value of business acquired reflects the estimated fair value of KILICO's life insurance business in force and represents the portion of the cost to acquire KILICO that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

     The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2003 are as follows:

                                                                                                 PROJECTED
                   (IN THOUSANDS)                      BEGINNING                  ACCRETION OF    ENDING
               YEAR ENDED DECEMBER 31                   BALANCE    AMORTIZATION     INTEREST      BALANCE
               ----------------------                  ---------   ------------   ------------   ---------
1998................................................   $143,744      $(31,301)       $8,877      $121,320
1999................................................    121,320       (23,621)        7,889       105,588
2000................................................    105,588       (21,587)        6,899        90,900
2001................................................     90,900       (19,100)        5,995        77,795
2002................................................     77,795       (17,820)        5,157        65,132
2003................................................     65,132       (15,897)        4,364        53,599

     The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in KILICO's net income but rather are recorded as a credit or charge to accumulated other comprehensive income, net of income tax. As of June 30, 1998, the accumulated affects of this adjustment increased the value of business acquired and accumulated other comprehensive income by approximately $7.4 million and $4.8 million, respectively.

     2. In the opinion of management, all necessary adjustments consisting of normal recurring accruals have been made for a fair statement of the results of KILICO for the periods included in these financial statements. These financial statements should be read in conjunction with the financial statements and related notes in the 1997 Annual Report on Form 10-K/A No. 1.

     3. In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, Reporting Comprehensive Income. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses). This statement requires that all items required to be reported be displayed with the same prominence as other financial statements. KILICO adopted SFAS No. 130 on January 1, 1998 and accordingly restated 1997 results for

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

comparative purposes. The impact of implementation did not affect KILICO's reported net income before reporting other comprehensive income. Other comprehensive income, however, by design, could be materially different from reported net income, as changes in unrealized appreciation and depreciation of investments for example are now included as a component of reported comprehensive income.

     4. During December 1997, KILICO entered into a funds held reinsurance agreement with a Zurich affiliated company, EPICENTRE Reinsurance (Bermuda) Limited("EPICENTRE"). Under the terms of this agreement, KILICO ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to a non-registered variable bank-owned life insurance contract ("BOLI"), which is held in KILICO's separate accounts. During the first quarter of 1998, KILICO ceded to EPICENTRE approximately $77.3 million of separate account fees (cost of insurance charges) paid to KILICO by these policyholders for the life insurance coverage provided under the terms of each separate account contract. KILICO has also withheld approximately $95.3 million of such funds due to EPICENTRE under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet as of June 30, 1998. KILICO remains primarily liable to its policyholders for these amounts.

                                   APPENDIX A

                         TABLE OF DEATH BENEFIT FACTORS

ATTAINED                         ATTAINED                         ATTAINED                         ATTAINED
  AGE*           PERCENT           AGE*           PERCENT           AGE*           PERCENT           AGE*           PERCENT
--------         -------         --------         -------         --------         -------         --------         -------
  0-40             250              50              185              60              130               70            115
    41             243              51              178              61              128               71            113
    42             236              52              171              62              126               72            111
    43             229              53              164              63              124               73            109
    44             222              54              157              64              122               74            107
    45             215              55              150              65              120            75-90            105
    46             209              56              146              66              119               91            104
    47             203              57              142              67              118               92            103
    48             197              58              138              68              117               93            102
    49             191              59              134              69              116               94            101
                                                                                                      95+            100

* ATTAINED AGE IS THE AGE NEAREST BIRTHDAY AS OF THE BEGINNING OF THE POLICY
YEAR.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING PURSUANT TO RULE 484(b)(1)
                        UNDER THE SECURITIES ACT OF 1933

     Pursuant to the Distribution Agreement filed as Exhibit 1.(3)(a) to this Registration Statement, Kemper Investors Life Insurance Company (KILICO) and the Separate Account will agree to indemnify LIS Securities (LIS) against any claims, liabilities and expenses which LIS may incur under the Securities Act of 1933, common law or otherwise, arising out of or based upon any alleged untrue statements of material fact contained in any registration statement or prospectus of the Separate Account, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading. LIS will agree to indemnify KILICO and the Separate Account against any and all claims, demands, liabilities and expenses which KILICO or the Separate Account may incur, arising out of or based upon any act or deed of LIS or of any registered representative of an NASD member investment dealer which has an agreement with LIS and is acting in accordance with KILICO's instructions.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of KILICO or the Separate Account (by virtue of the fact that they may also be agents, employees or controlling persons of LIS) pursuant to the foregoing provisions, or otherwise, KILICO and the Separate Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by KILICO or the Separate Account of expenses incurred or paid by a director, officer or controlling person of KILICO or the Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, KILICO and the Separate Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             REPRESENTATION REGARDING FEES AND CHARGES PURSUANT TO
                SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

     Kemper Investors Life Insurance Company (KILICO) represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by KILICO.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

            The facing sheet.

            Reconciliation and tie between items in N-8B-2 and Prospectus.


            The prospectus consisting of 66 pages.


            The undertaking to file reports.

            The undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933.

               Representation regarding fees and charges pursuant to Section 26 of the Investment Company Act of 1940.

            The signatures.

            Written consents of the following persons:

              A. Steven D. Powell, FSA (Exhibit 6.)

              B. PricewaterhouseCoopers, LLP, independent accountants (Exhibit
                 7.)

              C. KPMG Peat Marwick LLP, independent auditors (Exhibit 8.)

           The following exhibits:

     1. Exhibits required by paragraph A of the instructions to exhibits in Form N-8B-2:


               (1)           KILICO Resolution establishing the Separate Account(3)
               (2)           Not Applicable
               (3)(a)        Form of Distribution Agreement between KILICO and LIS Securities (redacted)(6)
               (3)(b)        Specimen Selling Group Agreement of LIS Securities(8)
               (3)(c)        Not Applicable
               (3)(d)        General Agent Agreement(2)
               (4)           Not Applicable
               (5)(a)        Form of Individual Policy(6)
               (5)(b)        Form of Survivorship Policy(6)
               (5)(c)        Extended Maturity Option Rider(5)
               (5)(d)        Accelerated Death Benefit Option Rider(5)
               (6)(a)        KILICO Articles of Incorporation(1)
               (6)(b)        By-Laws of KILICO(2)
               (7)           Not Applicable
               (8)(a)        Form of Participation Agreement among KILICO and Evergreen Variable Annuity Trust(4)
               (8)(b)        Form of Participation Agreement among KILICO and Goldman Sachs Variable Insurance
                             Trust(8)
               (8)(c)        Form of Participation Agreement among KILICO and Morgan Stanley Universal Funds,
                             Inc.(8)
               (8)(d)        Form of Participation Agreement among KILICO and Variable Insurance Products Fund(8)
               (8)(e)        Form of Participation Agreement among KILICO and Variable Insurance Products Fund
                             II(8)
               (8)(f)        Form of Administrative Services Agreement between KILICO and Bancorp Services
                             L.L.C.(5)
               (9)           Not Applicable
               (10)(a)       Form of Application for Individual Policy(5)
               (10)(b)       Form of Application for Survivorship Policy(5)

               2.            Opinion and consent of legal officer of KILICO as to legality of policies being registered(3)
               3.            Not Applicable
               4.            Not Applicable
               5.            Not Applicable
               6.            Opinion and consent of actuarial officer of KILICO regarding prospectus illustrations and actuarial matters(7)
               7.            Consent of PricewaterhouseCoopers, LLP, independent accountants(7)
               8.            Consent of KPMG Peat Marwick LLP, independent auditors(7)
               9.            Procedures Memorandum, pursuant to Rule 6e-3(T)(b)(12)(iii)(8)
               10.           Illustrations of Cash Value, Surrender Value and Death Benefit(6)


-------------------------
(1) Filed with the Registration Statement of the Registrant on Form S-6 filed on or about December 26, 1995 (File No. 33-65399).

(2) Filed with Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-02491) filed on or about April 23, 1997.

(3) Filed with the Registration Statement of the Registrant on Form S-6 filed on or about September 8, 1997 (File No. 333-35159).

(4) Filed with Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form S-6 filed on or about December 5, 1997 (File No. 333-35159).


(5) Filed with Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form S-6 filed on or about April 27, 1998 (File No. 333-35159).



(6) Filed with Post-Effective Amendment No. 2 to the Registration Statement of the Registrant on Form S-6 filed on August 25, 1998 (File No. 333-35159).



(7) Filed herewith.



(8) To be filed by amendment.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, KILICO Variable Separate Account-2, certifies that it meets all of the requirements of effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Long Grove, and State of Illinois, on the 29th day of October, 1998.


                                          KILICO VARIABLE SEPARATE ACCOUNT-2
                                          (Registrant)

                                          By: Kemper Investors Life Insurance
                                          Company
                                          (Depositor)

                                          By: /s/ JOHN B. SCOTT

                                            ------------------------------------
                                            John B. Scott, Chief Executive
                                              Officer
                                            and President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following directors and principal officers of Kemper Investors Life Insurance Company in the capacities indicated on the 29th day of October, 1998.



                   SIGNATURE                                            TITLE
                   ---------                                            -----

/s/ JOHN B. SCOTT                                  Chief Executive Officer, President and Director
-----------------------------------------------    (Principal Executive Officer)
John B. Scott

/s/ WILLIAM H. BOLINDER                            Chairman of the Board and Director
-----------------------------------------------
William H. Bolinder

/s/ FREDERICK L. BLACKMON                          Senior Vice President and Chief Financial
-----------------------------------------------    Officer (Principal Financial Officer and
Frederick L. Blackmon                              Principal Accounting Officer)

/s/ LOREN J. ALTER                                 Director
-----------------------------------------------
Loren J. Alter

/s/ DAVID A. BOWERS                                Director
-----------------------------------------------
David A. Bowers

/s/ ELIANE C. FRYE                                 Director
-----------------------------------------------
Eliane C. Frye

/s/ JAMES E. HOHMANN                               Director
-----------------------------------------------
James E. Hohmann

                                 EXHIBIT INDEX



6. Opinion and consent of actuarial officer of KILICO regarding prospectus illustrations and actuarial matters
7. Consent of PricewaterhouseCoopers, LLP, independent accountants
8.     Consent of KPMG Peat Marwick LLP, independent auditors